                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004





                                    FORM 8-K




                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 8, 1999




                          Commission file number 1-977



                                 CBS CORPORATION
                          (Exact name of registrant as
                            specified in its charter)



            PENNSYLVANIA                                25-0877540

            (State or other jurisdiction                (I.R.S. Employer
            of incorporation)                           Identification Number)


                     51 WEST 52ND STREET, NEW YORK, NY 10019
               (Address of principal executive offices; zip code)




                                 (212) 975-4321
                (Registrant's Telephone No., including area code)

Item 5.       Other Events

Pending Transaction

         On September 6, 1999, Viacom Inc. and CBS Corporation entered into an agreement and plan of merger providing for the merger of CBS and Viacom. Pursuant to the Viacom/CBS merger agreement, each share of CBS common stock, par value $1.00 per share, that is issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive 1.085 shares of Viacom non-voting Class B common stock. The merger will be accounted for by the purchase method of accounting. The merger is contingent upon, among other things, regulatory and Viacom and CBS shareholder approval and is expected to close sometime during the first half of 2000.

Financial Statements and Exhibits

     (a) Financial Statements of Viacom

         Viacom Inc. and Subsidiaries 1998 Annual Consolidated Financial Statements and Notes Thereto:

         (i)      Report of Independent Accountants

         (ii) Viacom Consolidated Statements of Operations for the years ended December 31, 1998, 1997 and 1996

         (iii)    Viacom Consolidated Balance Sheets as of December 31, 1998 and
                  1997

         (iv) Viacom Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996

         (v) Viacom Consolidated Statements of Shareholders' Equity for the years ended December 31, 1998, 1997 and 1996

         (vi)     Viacom Notes to Consolidated Financial Statements

         (vii) Viacom Financial Statement Schedule II - Valuation and Qualifying Accounts

         Viacom Inc. and Subsidiaries June 30, 1999 Quarterly Consolidated Financial Statements and Notes Thereto (unaudited):

         (i) Unaudited Viacom Consolidated Statements of Operations for the three months ended June 30, 1999 and 1998

         (ii) Unaudited Viacom Consolidated Statements of Operations for the six months ended June 30, 1999 and 1998

         (iii) Unaudited Viacom Consolidated Balance Sheets as of June 30, 1999 and December 31, 1998

         (iv) Unaudited Viacom Consolidated Statements of Cash Flows for the six months ended June 30, 1999 and 1998

         (v)      Viacom Notes to Unaudited Consolidated Financial Statements

                          VIACOM INC. AND SUBSIDIARIES
                 1998 ANNUAL CONSOLIDATED FINANCIAL STATEMENTS
                               AND NOTES THERETO

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Shareholders of Viacom Inc.

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of cash flows and of shareholders' equity present fairly, in all material respects, the financial position of Viacom Inc. and its subsidiaries (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. In addition, in our opinion, the accompanying financial statement schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York

February 8, 1999, except for the first paragraph of Note 2, which is as of February 25, 1999

                          VIACOM INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                    YEAR ENDED DECEMBER 31,
                                                                               ---------------------------------
                                                                                  1998        1997       1996
                                                                               ----------  ----------  ---------
Revenues.....................................................................  $ 12,096.1  $ 10,684.9  $ 9,683.9
Expenses:
  Operating..................................................................     8,506.3     7,476.3    6,340.2
  Selling, general and administrative........................................     2,060.9     1,750.6    1,442.0
  Restructuring charge (Note 4)..............................................          --          --       50.2
  Depreciation and amortization..............................................       777.3       772.6      654.3
                                                                               ----------  ----------  ---------
    Total expenses...........................................................    11,344.5     9,999.5    8,486.7
                                                                               ----------  ----------  ---------
Operating income.............................................................       751.6       685.4    1,197.2
Other income (expense):
  Interest expense, net......................................................      (599.0)     (750.9)    (785.5)
  Other items, net (Note 16).................................................       (15.3)    1,244.0       (1.6)
                                                                               ----------  ----------  ---------
Earnings from continuing operations before income taxes......................       137.3     1,178.5      410.1
Provision for income taxes...................................................      (138.7)     (646.4)    (243.3)
Equity in loss of affiliated companies, net of tax (Note 7)..................       (41.4)     (163.3)     (13.3)
Minority interest............................................................        (0.7)        4.7       (1.3)
                                                                               ----------  ----------  ---------
Earnings (loss) from continuing operations...................................       (43.5)      373.5      152.2
Discontinued operations (Note 3):
  Earnings (loss), net of tax................................................       (54.1)       14.9      (62.0)
  Net gain on dispositions, net of tax.......................................        49.9       405.2    1,157.7
                                                                               ----------  ----------  ---------
Net earnings (loss) before extraordinary loss................................       (47.7)      793.6    1,247.9
Extraordinary loss, net of tax (Note 17).....................................       (74.7)         --         --
                                                                               ----------  ----------  ---------
Net earnings (loss)..........................................................      (122.4)      793.6    1,247.9
Cumulative convertible preferred stock dividend requirement..................       (57.2)      (60.0)     (60.0)
Discount on repurchase of preferred stock (Note 10)..........................        30.0          --         --
                                                                               ----------  ----------  ---------
Net earnings (loss) attributable to common stock.............................  $   (149.6) $    733.6  $ 1,187.9
                                                                               ----------  ----------  ---------
                                                                               ----------  ----------  ---------
Basic earnings per common share:
  Earnings (loss) from continuing operations.................................  $     (.10) $      .44  $     .13
  Net earnings (loss)........................................................  $     (.21) $     1.04  $    1.63

Diluted earnings per common share:
  Earnings (loss) from continuing operations.................................  $     (.10) $      .44  $     .13
  Net earnings (loss)........................................................  $     (.21) $     1.04  $    1.62

Weighted average number of common shares:
  Basic......................................................................       708.7       705.8      728.0
  Diluted....................................................................       708.7       708.5      734.7

                See notes to consolidated financial statements.

                          VIACOM INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                                  DECEMBER 31,
                                                                                              --------------------
                                                                                                1998       1997
                                                                                              ---------  ---------
                                           ASSETS
Current Assets:
  Cash and cash equivalents.................................................................  $   767.3  $   292.3
  Receivables, less allowances of $98.7 (1998) and $99.8 (1997).............................    1,759.1    2,397.7
  Inventory (Note 6)........................................................................      468.7      934.8
  Theatrical and television inventory (Note 6)..............................................    1,336.8    1,317.9
  Other current assets......................................................................      732.6      770.8
                                                                                              ---------  ---------
Total current assets........................................................................    5,064.5    5,713.5
                                                                                              ---------  ---------
Property and Equipment:
  Land......................................................................................      458.5      452.2
  Buildings.................................................................................    1,636.8    1,544.4
  Capital leases............................................................................      671.7      655.6
  Equipment and other.......................................................................    1,770.0    1,668.0
                                                                                              ---------  ---------
                                                                                                4,537.0    4,320.2
  Less accumulated depreciation and amortization............................................    1,457.5    1,122.5
                                                                                              ---------  ---------
    Net property and equipment..............................................................    3,079.5    3,197.7
                                                                                              ---------  ---------
Inventory (Note 6)..........................................................................    2,470.8    2,650.6
Intangibles, at amortized cost..............................................................   11,557.3   14,699.6
Other assets................................................................................    1,441.0    2,027.3
                                                                                              ---------  ---------
                                                                                              $23,613.1  $28,288.7
                                                                                              ---------  ---------
                                                                                              ---------  ---------
                            LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable..........................................................................  $   499.2  $   699.7
  Accrued expenses..........................................................................    2,125.8    1,574.7
  Deferred income...........................................................................      286.5      254.6
  Accrued compensation......................................................................      410.3      441.7
  Participants' share, residuals and royalties payable......................................    1,227.5      951.3
  Program rights............................................................................      179.6      197.7
  Income tax payable........................................................................      526.5      556.3
  Current portion of long-term debt.........................................................      377.2      376.5
                                                                                              ---------  ---------
    Total current liabilities...............................................................    5,632.6    5,052.5
                                                                                              ---------  ---------
Long-term debt (Note 8).....................................................................    3,813.4    7,423.0
Other liabilities...........................................................................    2,117.5    2,429.6

Commitments and contingencies (Note 13)

Shareholders' Equity:
  Convertible Preferred Stock, par value $.01 per share; 200.0 shares authorized; 12.0
    (1998) and 24.0 (1997) shares issued and outstanding....................................      600.0    1,200.0
  Class A Common Stock, par value $.01 per share; 200.0 shares authorized; 141.6 (1998) and
    140.7 (1997) shares issued..............................................................        1.4        1.4
  Class B Common Stock, par value $.01 per share; 1,000.0 shares authorized; 591.9 (1998)
    and 581.1 (1997) shares issued..........................................................        5.9        5.8
  Additional paid-in capital................................................................   10,574.7   10,329.5
  Retained earnings.........................................................................    1,932.9    2,089.0
  Accumulated other comprehensive loss (Note 1).............................................      (67.1)     (12.6)
                                                                                              ---------  ---------
                                                                                               13,047.8   13,613.1
  Less treasury stock, at cost; 38.5 shares (1998) and 13.0 shares (1997)...................      998.2      229.5
                                                                                              ---------  ---------
    Total shareholders' equity..............................................................   12,049.6   13,383.6
                                                                                              ---------  ---------
                                                                                              $23,613.1  $28,288.7
                                                                                              ---------  ---------
                                                                                              ---------  ---------

                See notes to consolidated financial statements.

                          VIACOM INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN MILLIONS)

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                    -------------------------------
                                                                                      1998       1997       1996
                                                                                    ---------  ---------  ---------
Operating Activities:
  Net earnings (loss).............................................................  $  (122.4) $   793.6  $ 1,247.9
  Adjustments to reconcile net earnings (loss) to net cash flow from operating activities:
  Net gain on dispositions........................................................      (49.9)  (1,761.3)  (1,157.7)
  Depreciation and amortization...................................................      777.3      943.3      817.6
  Restructuring charge............................................................         --         --       88.9
  Distribution from affiliated companies..........................................       17.9       62.2       59.8
  Gain on the sale of cost investments............................................     (118.9)        --         --
  Loss on redemption of debt......................................................      126.6         --         --
  Equity in loss of affiliated companies..........................................       41.4      163.3       13.0
  Amortization of deferred financing costs........................................       16.1       33.6       31.2
  Change in operating assets and liabilities:
    Decrease (increase) in receivables............................................      135.6     (251.3)    (413.3)
    Decrease (increase) in inventory and related programming liabilities, net.....      367.1       79.7     (443.0)
    Decrease (increase) in prepublication costs, net..............................       13.8      (21.4)     (57.9)
    Increase in prepaid expenses and other current assets.........................     (119.7)     (83.5)     (40.0)
    Decrease (increase) in unbilled receivables...................................      105.0      (53.3)    (226.5)
    Increase (decrease) in accounts payable and accrued expenses..................      192.6       (7.6)       1.0
    Increase (decrease) in income taxes payable and deferred income taxes, net....     (563.9)     455.6       38.5
    Increase (decrease) in deferred income........................................        7.4      (93.1)     122.6
    Other, net....................................................................       38.1       80.2      (11.6)
                                                                                    ---------  ---------  ---------
Net cash flow provided by operating activities....................................      864.1      340.0       70.5
                                                                                    ---------  ---------  ---------
Investing activities:
  Proceeds from dispositions......................................................    4,950.1    3,014.9    1,838.1
  Acquisitions, net of cash acquired..............................................     (126.4)    (355.1)    (299.8)
  Capital expenditures............................................................     (603.5)    (530.3)    (598.6)
  Investments in and advances to affiliated companies.............................     (100.3)    (300.4)     (88.8)
  Proceeds from sale of cost investment...........................................      167.3         --         --
  Proceeds from sale of short-term investments....................................      101.4      139.8      137.9
  Purchases of short-term investments.............................................     (151.6)     (81.3)    (149.2)
  Other, net......................................................................      (18.6)      18.2         --
                                                                                    ---------  ---------  ---------
Net cash flow provided by investing activities....................................    4,218.4    1,905.8      839.6
                                                                                    ---------  ---------  ---------
Financing activities:
  Repayments of credit agreements, net............................................   (2,383.0)  (2,092.3)    (859.5)
  Repayment of notes and debentures...............................................     (869.3)        --      (50.9)
  Purchase of treasury stock and warrants.........................................     (809.6)      (9.8)    (223.6)
  Repurchase of Preferred Stock...................................................     (564.0)        --         --
  Payment on capital lease obligations............................................     (110.7)     (66.2)     (48.9)
  Payment of Preferred Stock dividends............................................      (64.8)     (60.0)     (60.0)
  Proceeds from exercise of stock options and warrants............................      182.8       69.6       95.1
  Other, net......................................................................       11.1       (3.8)     (17.4)
                                                                                    ---------  ---------  ---------
Net cash flow used in financing activities........................................   (4,607.5)  (2,162.5)  (1,165.2)
                                                                                    ---------  ---------  ---------
Net increase (decrease) in cash and cash equivalents..............................      475.0       83.3     (255.1)
Cash and cash equivalents at beginning of year....................................      292.3      209.0      464.1
                                                                                    ---------  ---------  ---------
Cash and cash equivalents at end of year..........................................  $   767.3  $   292.3  $   209.0
                                                                                    ---------  ---------  ---------
                                                                                    ---------  ---------  ---------

                See notes to consolidated financial statements.

                          VIACOM INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                 (IN MILLIONS)

                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                         1998                  1997                  1996
                                                                 --------------------  --------------------  --------------------
                                                                  SHARES     AMOUNTS    SHARES     AMOUNTS    SHARES     AMOUNTS
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
Convertible Preferred Stock:
Balance, beginning of year.....................................       24.0  $ 1,200.0       24.0  $ 1,200.0       24.0  $ 1,200.0
Repurchase of Preferred Stock..................................       12.0      600.0         --         --         --         --
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
Balance, end of year...........................................       12.0      600.0       24.0  $ 1,200.0       24.0  $ 1,200.0
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
Class A Common Stock:
Balance, beginning of year.....................................      140.7  $     1.4      140.2  $     1.4      150.2  $     1.5
Exercise of stock options and warrants.........................         .9         --         .5         --         .8         --
Cable split-off................................................         --         --         --         --      (10.8)       (.1)
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
Balance, end of year...........................................      141.6  $     1.4      140.7  $     1.4      140.2  $     1.4
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
Class B Common Stock:
Balance, beginning of year.....................................      581.1  $     5.8      576.4  $     5.8      589.2  $     5.9
Exercise of stock options and warrants.........................       10.8         .1        4.7         --        7.0         .1
Cable split-off................................................         --         --         --         --      (19.8)       (.2)
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
Balance, end of year...........................................      591.9  $     5.9      581.1  $     5.8      576.4  $     5.8
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
Additional Paid-In Capital:
Balance, beginning of year.....................................             $10,329.5             $10,238.5             $10,723.2
Exercise of stock options and warrants, net of tax benefit.....                 280.1                  94.9                 157.4
Cable split-off................................................                    --                    --                (625.5)
Warrants repurchased...........................................                 (34.9)                 (3.9)                (16.6)
                                                                            ---------             ---------             ---------
Balance, end of year...........................................             $10,574.7             $10,329.5             $10,238.5
                                                                            ---------             ---------             ---------
                                                                            ---------             ---------             ---------
Retained Earnings:
Balance, beginning of year.....................................             $ 2,089.0             $ 1,358.6             $   173.1
Net earnings (loss)............................................                (122.4)                793.6               1,247.9
Preferred stock dividend requirement...........................                 (57.2)                (60.0)                (60.0)
Discount on repurchase of Preferred Stock......................                  30.0                    --                    --
Comprehensive income reclassification..........................                    --                  (3.2)                 (2.4)
Exercise of stock options......................................                  (6.5)                   --                    --
                                                                            ---------             ---------             ---------
Balance, end of year...........................................             $ 1,932.9             $ 2,089.0             $ 1,358.6
                                                                            ---------             ---------             ---------
                                                                            ---------             ---------             ---------
Accumulated Other Comprehensive Income (Loss):
Balance, beginning of year.....................................             $   (12.6)            $     5.9             $   (11.9)
Other comprehensive income (loss)..............................                 (54.5)                (18.5)                 17.8
                                                                            ---------             ---------             ---------
Balance, end of year...........................................             $   (67.1)            $   (12.6)            $     5.9
                                                                            ---------             ---------             ---------
                                                                            ---------             ---------             ---------
Treasury Stock, at cost:
Balance, beginning of year.....................................       13.0  $  (229.5)      12.5  $  (223.6)        --  $      --
Class A Common Stock repurchased...............................         --         --         --         --        1.3      (22.9)
Class B Common Stock repurchased...............................       26.2     (787.0)        .5       (5.9)      11.2     (200.7)
Exercise of stock options......................................        (.7)      18.3         --         --         --         --
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
Balance, end of year...........................................       38.5  $  (998.2)      13.0  $  (229.5)      12.5  $  (223.6)
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
Total Shareholders' Equity.....................................             $12,049.6             $13,383.6             $12,586.6
                                                                            ---------             ---------             ---------
                                                                            ---------             ---------             ---------
Comprehensive Income (Loss)(Note 1):
Net earnings (loss)............................................             $  (122.4)            $   793.6             $ 1,247.9
Other comprehensive income (loss)..............................                 (54.5)                (18.5)                 17.8
                                                                            ---------             ---------             ---------
Total Comprehensive Income (Loss)..............................             $  (176.9)            $   775.1             $ 1,265.7
                                                                            ---------             ---------             ---------
                                                                            ---------             ---------             ---------

                See notes to consolidated financial statements.

                          VIACOM INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

1) DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION--Viacom Inc. and its subsidiaries (the "Company") is a diversified entertainment company with operations in the six segments described below. These operating segments have been determined in accordance with the Company's internal management structure, which is organized based on products and services. In accordance with Statement of Financial Accounting Standards ("SFAS") 131, "Disclosures about Segments of an Enterprise and Related Information", certain similar operating segments have been aggregated. See Note 3 regarding the presentation of discontinued operations. See Note 14 regarding the relative contribution to revenues and operating results of each of the following operating segments:

NETWORKS

    MTV Networks owns and operates advertiser-supported basic cable television program services, and Showtime Networks Inc. owns and operates premium subscription cable television program services.

ENTERTAINMENT

    Paramount Pictures: 1) produces, acquires, finances and distributes feature motion pictures, normally for exhibition in U.S. and foreign theaters followed by videocassettes and discs, pay-per-view television, premium subscription television, network television, basic cable television and syndicated television exploitation; 2) produces, acquires and distributes series, mini-series, specials and made-for-television movies initially for network television, first-run syndication and basic cable television, and subsequently for syndication; 3) operates movie theaters; 4) acquires and exploits a library of music copyrights to various musical works, including songs, scores and cues; and
5) owns and operates 17 television stations and operates 2 stations pursuant to local marketing agreements.

    Spelling Entertainment Group Inc. ("Spelling") is a producer and distributor of television series, mini-series and made-for-television movies.

VIDEO

    Blockbuster Video operates and franchises videocassette rental and retail sales stores throughout the United States and internationally.

PARKS

    Paramount Parks owns and operates five regional theme parks and a themed attraction in the United States and Canada.

PUBLISHING

    Simon & Schuster publishes and distributes consumer hardcover books, trade paperbacks, mass-market paperbacks, children's books, audiobooks, electronic books and CD-ROM products in the United States and internationally.

ONLINE

    Viacom online services provides online music and children destinations featuring entertainment, information, community tools and e-commerce.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could subsequently differ from those estimates.

    PRINCIPLES OF CONSOLIDATION--The consolidated financial statements include the accounts of the Company and investments of more than 50% in subsidiaries and other entities. Investments in affiliated companies over which the Company has a significant influence or ownership of more than 20% but less than or equal to 50% are accounted for under the equity method. Investments of 20% or less are accounted for under the cost method. All significant intercompany transactions have been eliminated.

    CASH EQUIVALENTS--Cash equivalents are defined as short-term (three months or less) highly liquid investments.

    INVENTORIES--Inventories related to theatrical and television product (which include direct production costs, production overhead, acquisition costs, prints and certain exploitation costs) are stated at the lower of amortized cost or net realizable value. Inventories are amortized, and liabilities for residuals and participations are accrued, on an individual product basis based on the proportion that current revenues bear to the estimated remaining total lifetime revenues. Estimates for initial domestic syndication and basic cable revenues are not included in the estimated lifetime revenues of network series until such sales are probable. Estimates of total lifetime revenues and expenses are periodically reviewed. The costs of feature and television films are classified as current assets to the extent such costs are expected to be recovered through their respective primary markets, with the remainder classified as non-current. A portion of the cost to acquire Paramount and Spelling was allocated to theatrical and television inventories based upon estimated revenues from certain films less related costs of distribution and a reasonable profit allowance for the selling effort. The cost allocated to films is being amortized over their estimated economic lives not to exceed 20 years.

    The Company estimates that approximately 70% of unamortized film costs (including amounts allocated under purchase accounting) at December 31, 1998 will be amortized within the next three years.

    Inventories related to base stock videocassettes (generally less than five copies per title for each store) are recorded at cost and a portion of these costs are amortized on an accelerated basis over three months, generally to $8 per unit, with the remaining base stock videocassette costs amortized on a straight-line basis over 33 months to an estimated $4 salvage value. The cost of non-base stock videocassettes (generally greater than four copies per title for each store) is amortized on an accelerated basis over three months to an estimated $4 salvage value. Video games are amortized on an accelerated basis over a 12 month period to an estimated $10 salvage value (See Note 4).

    PROGRAM RIGHTS--The Company acquires rights to exhibit programming on its broadcast stations or cable networks. The costs incurred in acquiring programs are capitalized and amortized over the license period. Program rights and the related liabilities are recorded at the gross amount of the liabilities when the license period has begun, the cost of the program is determinable, and the program is accepted and available for airing.

    PROPERTY AND EQUIPMENT--Property and equipment is stated at cost. Depreciation is computed principally by the straight-line method over estimated useful lives ranging from 3 to 40 years. Depreciation expense, including capitalized lease amortization, was $441.8 million (1998), $447.2 million (1997) and $331.1 million (1996).

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    Property and equipment includes capital leases of $399.0 million and $463.1 million as of December 31, 1998 and December 31, 1997, respectively, net of accumulated amortization of $272.7 million and $192.5 million, respectively. Amortization expense related to capital leases was $62.6 million (1998), $58.4 million (1997) and $63.0 million (1996).

    In 1996, the Company adopted SFAS 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121"). SFAS 121 requires that the Company assess long-lived assets and certain identifiable intangibles for impairment whenever there is an indication that the carrying amount of the asset may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted cash flows generated by those assets to the assets' net carrying value. The amount of impairment loss, if any, will generally be measured by the difference between the net book value of the assets and the estimated fair value of the related assets. The adoption of SFAS 121 did not have a significant effect on the consolidated financial position or results of operations.

    INTANGIBLE ASSETS--Intangible assets, which primarily consist of the cost of acquired businesses in excess of the fair value of tangible assets and liabilities acquired ("goodwill"), are generally amortized by the straight-line method over estimated useful lives of up to 40 years. The Company evaluates the amortization period of intangibles on an ongoing basis in light of changes in any business conditions, events or circumstances that may indicate the potential impairment of intangible assets. Accumulated amortization of intangible assets was $1.6 billion at December 31, 1998 and 1997.

    REVENUE RECOGNITION--Subscriber fees for Networks are recognized in the period the service is provided. Advertising revenues for Networks are recognized in the period during which the spots are aired. Video segment revenues are recognized at the time of rental or sale. The publishing segment recognizes revenue when merchandise is shipped.

    Theatrical revenues from domestic and foreign markets are recognized as films are exhibited; revenues from the sale of videocassettes and discs are recognized upon availability of sale to the public; and revenues from all television sources are recognized upon availability of the film for telecast. On average, the length of the initial revenue cycle for feature films approximates four to seven years.

    Television series initially produced for the networks and first-run syndication are generally licensed to domestic and foreign markets concurrently. The more successful series are later syndicated in domestic markets and in certain foreign markets. The length of the revenue cycle for television series will vary depending on the number of seasons a series remains in active production. Revenues arising from television license agreements are recognized in the period that the films or television series are available for telecast and therefore may cause fluctuation in operating results.

    INTEREST--Costs associated with the refinancing or issuance of debt, as well as with debt discount, are expensed as interest over the term of the related debt. The Company enters into interest rate exchange agreements; the amount to be paid or received under such agreements is accrued as interest rates change and is recognized over the life of the agreements as an adjustment to interest expense. Amounts paid for purchased interest rate cap agreements are amortized as interest expense over the term of the agreement.

    FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS--The Company's foreign subsidiaries' assets and liabilities are translated at exchange rates in effect at the balance sheet date, while results of operations are translated at average exchange rates for the respective periods. The resulting translation gains or losses are included as a separate component of shareholders' equity in Accumulated Other Comprehensive Income. Foreign currency transaction gains and losses have been included in "other items, net", and have not been material in any of the years presented.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    PROVISION FOR DOUBTFUL ACCOUNTS--The provision for doubtful accounts charged to expense was $29.5 million (1998), $83.1 million (1997) and $55.1 million
(1996).

    NET EARNINGS (LOSS) PER COMMON SHARE--Basic earnings per share is based upon the net earnings applicable to common shares after preferred dividend requirements and upon the weighted average number of common shares outstanding during the period. Diluted earnings per share reflects the effect of the assumed conversions of convertible securities and exercise of stock options only in the periods in which such effect would have been dilutive.

    In December 1998, the Company repurchased 12 million shares of its convertible preferred stock. The preferred stock had a cumulative cash dividend of $30 million per year.

    For each of the full years presented, the effect of the assumed conversion of preferred stock is antidilutive and therefore, not reflected in diluted net earnings per common share. Prior period amounts have been adjusted to reflect the effect of the 2-for-1 stock split (See Note 2). The numerator used in the calculation of both basic and diluted EPS for each respective year reflects earnings from continuing operations less preferred stock dividends of $57.2 million for 1998 and $60 million for both 1997 and 1996 plus the discount on repurchase of preferred stock of $30 million for 1998. The table below presents a reconciliation of weighted average shares used in the calculation of basic and diluted EPS:

                                                                         1998       1997       1996
                                                                       ---------  ---------  ---------
Weighted average shares for basic EPS................................      708.7      705.8      728.0
Plus incremental shares for stock options............................         --        2.7        6.7
                                                                       ---------  ---------  ---------
Weighted average shares for diluted EPS..............................      708.7      708.5      734.7
                                                                       ---------  ---------  ---------
                                                                       ---------  ---------  ---------

    COMPREHENSIVE INCOME (LOSS)--The Company adopted SFAS 130, "Reporting Comprehensive Income", effective January 1, 1998. The components of accumulated other comprehensive income (loss) were as follows:

                                                                                             MINIMUM      ACCUMULATED
                                                             UNREALIZED      CUMULATIVE      PENSION         OTHER
                                                             GAIN (LOSS)     TRANSLATION    LIABILITY    COMPREHENSIVE
                                                            ON SECURITIES    ADJUSTMENTS   ADJUSTMENT    INCOME(LOSS)
                                                           ---------------  -------------  -----------  ---------------
At December 31, 1995.....................................     $     2.0       $    (9.9)    $    (4.0)     $   (11.9)
Current period change....................................           3.0            21.2          (6.4)          17.8
                                                                  -----          ------    -----------        ------
At December 31, 1996.....................................           5.0            11.3         (10.4)           5.9
Current period change....................................          29.9           (50.4)          2.0          (18.5)
                                                                  -----          ------    -----------        ------
At December 31, 1997.....................................          34.9           (39.1)         (8.4)         (12.6)
Current period change....................................         (33.7)          (19.0)         (1.8)         (54.5)
                                                                  -----          ------    -----------        ------
At December 31, 1998.....................................     $     1.2       $   (58.1)    $   (10.2)     $   (67.1)
                                                                  -----          ------    -----------        ------
                                                                  -----          ------    -----------        ------

    RECLASSIFICATIONS--Certain amounts reported for prior years have been reclassified to conform with the current year's presentation.

    RECENT PRONOUNCEMENTS--In April 1998, Statement of Position 98-5 "Reporting on the Costs of Start-Up Activities" ("SOP 98-5") was issued. SOP 98-5 provides guidance on the financial reporting of start-up costs and organization costs. The SOP is effective for financial statements for fiscal years beginning after

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

December 15, 1998. The Company does not anticipate that the adoption of this statement will have a material effect on its financial statements.

    In June 1998, the FASB issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), effective for fiscal years beginning after June 15, 1999. The Company anticipates that due to its limited use of derivative instruments, the adoption of SFAS 133 will not have a material effect on its financial statements.

    In October 1998, the FASB released an exposure draft of the proposed statement on "Rescission of FASB Statement No. 53, Financial Reporting by Producers and Distributors of Motion Picture Films," ("SFAS 53"). An entity that previously was subject to the requirements of SFAS 53 would follow the guidance in a proposed Statement of Position, "Accounting by Producers and Distributors of Films." This proposed Statement of Position would be effective for financial statements for fiscal years beginning after December 15, 1999 and could have a significant impact on the Company's results of operations and financial position depending on its final outcome. The Company has not concluded on its impact given the preliminary stages of the proposed Statement of Position.

2) SUBSEQUENT EVENTS

    On February 25, 1999, the Board of Directors of the Company declared a 2-for-1 common stock split, to be effected in the form of a dividend. The additional shares will be issued on March 31, 1999 to shareholders of record on March 15, 1999. All common share and per share amounts have been adjusted to reflect the stock split for all periods presented (See Note 10).

    On January 5, 1999, the Company repurchased the remaining 12 million shares of its convertible preferred stock from Bell Atlantic Corporation for $612 million in cash.

3) DISCONTINUED OPERATIONS

    In accordance with Accounting Principles Board Opinion ("APB") 30, "Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", the Company has presented the following lines of business as discontinued operations: its educational, professional and reference publishing businesses ("Non-Consumer Publishing"), its music retail stores, interactive game businesses, Viacom Radio Stations and Viacom Cable.

    On November 27, 1998, the Company completed the sale of Non-Consumer Publishing to Pearson plc for approximately $4.6 billion in cash plus approximately $92 million related to changes in net assets, which is subject to change based upon final determination of net assets. Viacom retained its consumer publishing operations, including the Simon & Schuster name. As a result of the sale, the Company recorded a net gain on the transaction of $65.5 million.

    On October 26, 1998, the Company completed the sale of its music retail stores to Wherehouse Entertainment, Inc. for approximately $115 million in cash before adjustments for changes in working capital and recorded a net loss on the transaction of $138.5 million. The Company had previously closed the remaining music stores that were not part of the transaction.

    On February 19, 1997, the Company adopted a plan to dispose of its interactive game businesses, including Viacom New Media, the operations of which were terminated in 1997. On that same date, the Board of Directors of Spelling approved a formal plan to dispose of Virgin Interactive Entertainment

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

Limited ("Virgin"). Accordingly, the interactive game businesses were presented as discontinued operations. On September 4, 1998, Spelling completed the sale of substantially all of the development operations of Virgin to Electronic Arts Inc. for $122.5 million in cash. In addition, on November 10, 1998, Spelling completed the sale of all non-U.S. operations of Virgin to an investor group.

    For the year ended December 31, 1997, the revenues and operating losses of the interactive game businesses were $241.3 million and $43.5 million, respectively. These losses were provided for in the estimated loss on disposal of $159.3 million, net of minority interest, which included a provision for future operating losses of approximately $44.0 million, net of minority interest, as of December 31, 1996. In the fourth quarter of 1997, an estimated loss of $32.0 million, net of minority interest, was recorded, reflecting anticipated future operating losses and cash funding requirements through completion of the disposition.

    On July 2, 1997, the Company completed the sale of Viacom Radio Stations to Chancellor Media Corp. for approximately $1.1 billion in cash. As a result of the sale, the Company realized a gain on disposition of approximately $416.4 million, net of tax, in the third quarter of 1997.

    On July 31, 1996, the Company completed the split-off of its Cable segment pursuant to an exchange offer and related transactions. As a result, the Company realized a gain of approximately $1.3 billion, reduced its debt and retired approximately 4.1% of the Company's then total outstanding common shares.

    For the year ended December 31, 1998, the net gain on dispositions of $49.9 million includes the gain from the sale of Non-Consumer Publishing of $65.5 million, net of tax, a tax benefit related to the sale of Virgin of $134.0 million and the reversal of cable split-off reserves that were no longer required, partially offset by the loss on the sale of the Company's music retail stores of $138.5 million, net of tax, and additional reserves of $20.3 million, net of minority interest, which provided for Virgin's operating losses through its disposition.

    For the year ended December 31, 1997, the net gain on dispositions of $405.2 million includes approximately $416.4 million, net of tax, for the Viacom Radio Stations sale, a net reversal of approximately $20.8 million principally of Cable split-off reserves that were no longer required partially offset by a reserve of $32.0 million, net of minority interest, for anticipated additional losses associated with the operations of Virgin through disposition.

    For the year ended December 31, 1996, the net gain on dispositions of approximately $1.2 billion includes the Cable gain of approximately $1.3 billion and the Company's estimated loss on disposal of its interactive game businesses of $159.3 million.

    Basic earnings (loss) per share for discontinued operations was ($0.01), $0.60 and $1.50 for 1998, 1997 and 1996, respectively. Diluted earnings (loss) per share for discontinued operations was $(0.01), $0.60 and $1.49 for 1998, 1997 and 1996, respectively.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    Summarized financial data of discontinued operations are as follows:

RESULTS OF DISCONTINUED OPERATIONS:

                                                       NON-CONSUMER
                                                        PUBLISHING      MUSIC      RADIO      CABLE    INTERACTIVE    TOTAL
                                                      --------------  ---------  ---------  ---------  -----------  ---------
FOR THE YEAR ENDED DECEMBER 31, 1998(1)(2)
Revenues............................................    $  1,718.0    $   293.5     --         --          --       $ 2,011.5
Loss from operations before income taxes............         (15.2)       (20.9)    --         --          --           (36.1)
Benefit (provision) for income taxes................         (26.0)         8.0     --         --          --           (18.0)
Net loss............................................         (41.2)       (12.9)    --         --          --           (54.1)
FOR THE YEAR ENDED DECEMBER 31, 1997(3)
Revenues............................................    $  1,915.5    $   605.7  $    57.1     --          --       $ 2,578.3
Earnings (loss) from operations before income
  taxes.............................................         144.5       (100.3)      24.5     --          --            68.7
Benefit (provision) for income taxes................         (80.8)        37.6      (10.6)    --          --           (53.8)
Net earnings (loss).................................          63.7        (62.7)      13.9     --          --            14.9
FOR THE YEAR ENDED DECEMBER 31, 1996(4)
Revenues............................................    $  1,784.1    $   616.2  $   113.5  $   236.9   $   268.7   $ 3,019.4
Earnings (loss) from operations before income
  taxes.............................................         157.8        (87.4)      36.3       50.5      (157.6)       (0.4)
Benefit (provision) for income taxes................         (85.0)        32.8      (16.1)     (21.5)       (1.2)      (91.0)
Net earnings (loss).................................          73.1        (54.6)      20.2       28.3      (129.0)      (62.0)

                                                                                              AT DECEMBER 31, 1997
                                                                                              --------------------
FINANCIAL POSITION(5):
Current assets..............................................................................       $    114.9
Net property and equipment..................................................................             14.5
Other assets................................................................................            153.1
Total liabilities...........................................................................           (293.0)
                                                                                                      -------
Net liabilities of discontinued operations..................................................       $    (10.5)
                                                                                                      -------
                                                                                                      -------

------------------------

(1) Results of operations reflect Non-Consumer Publishing for the period January 1 through November 26, 1998.

(2) Results of operations reflect the music retail stores for the period January 1 through August 10, 1998.

(3) Results of operations include Radio for the six months ended June 30, 1997. Results of operations of Interactive for 1997 were provided for in the prior year's estimated loss on disposal.

(4) Results of operations include Cable for the six months ended June 30, 1996.

(5) Reflects financial position of Interactive at December 31, 1997.

    The provisions for income taxes of $18.0 million for 1998 and $53.8 million for 1997 represent effective tax rates of (49.9%) and 78.3%, respectively. The effective tax rate for 1996 is not meaningful. The differences between the effective tax rates and the statutory federal tax rate of 35% principally relate to certain non-deductible expenses, the allocation of nondeductible goodwill amortization, state and local taxes and, for 1996, the provision of valuation allowances attributable to net operating losses of Virgin.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

4) CHANGE IN ACCOUNTING METHOD AND OTHER CHARGES

    Effective April 1, 1998, Blockbuster adopted an accelerated method of amortizing videocassette and game rental inventory. Blockbuster has adopted this new method of amortization because it has implemented a new business model, including revenue sharing agreements with Hollywood studios, which has dramatically increased the number of videocassettes in the stores and is satisfying consumer demand over a shorter period of time. Revenue sharing allows Blockbuster to purchase videocassettes at a lower product cost than the traditional buying arrangements, with a percentage of the net rental revenues shared with the studios over a contractually determined period of time. As the new business model results in a greater proportion of rental revenue over a shorter period of time, Blockbuster has changed its method of amortizing rental inventory in order to more closely match expenses in proportion with the anticipated revenues to be generated therefrom.

    Pursuant to the new accounting method, the Company records base stock videocassettes (generally less than five copies per title for each store) at cost and amortizes a portion of these costs on an accelerated basis over three months, generally to $8 per unit, with the remaining base stock videocassette costs amortized on a straight-line basis over 33 months to an estimated $4 salvage value. The cost of non-base stock videocassettes (generally greater than four copies per title for each store) is amortized on an accelerated basis over three months to an estimated $4 salvage value. Video games are amortized on an accelerated basis over a 12 month period to an estimated $10 salvage value. Revenue sharing payments are expensed when revenues are earned pursuant to the applicable contractual arrangements.

    The new method of accounting has been applied to rental inventory held as of April 1, 1998. The adoption of the new method of amortization has been accounted for as a change in accounting estimate effected by a change in accounting principle. The Company recorded a pre-tax charge of $436.7 million to operating expenses in the second quarter of 1998. Approximately $424.3 million of the charge represents an adjustment to the carrying value of the rental tapes due to the new method of accounting and approximately $12.4 million represents a write-down of retail inventory.

    The Company believes that the new amortization method developed for Blockbuster's new business model will result in a better matching of revenue and expense recognition. Under the new model, operating expense attributable to videocassettes is comprised of revenue sharing payments, which are expensed when earned, and amortization of product costs. The calculation of the change in operating expense attributable to videocassettes and games for the twelve months ended December 31, 1998 would not be meaningful because the method of accounting applied prior to April 1, 1998 did not contemplate the new business model.

    Prior to April 1, 1998, videocassette rental inventory was recorded at cost and amortized over its estimated economic life. Base stock videocassettes (1 to 4 copies per title for each store) were amortized over 36 months on a straight-line basis. Non-base stock videocassettes (the fifth and succeeding copies per title for each store) were amortized over six months on a straight-line basis. Video game inventory was amortized on a straight-line basis over a period of 12 to 24 months.

    During the second quarter of 1997, Blockbuster shifted its strategic emphasis from retailing a broad assortment of merchandise to focusing on its core rental business. Rationalization of the retail product lines such as sell-through video, confectionery items, literature, music and fashion merchandise allowed the Company to devote more management time and attention, as well as retail floor selling space, to its video and rental game business. In addition, as part of its effort to improve the performance of its operations, Blockbuster adopted a plan to close consistently underperforming stores primarily located in the United

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

Kingdom and Australia and to exit the German market. As a result, Blockbuster recorded a pre-tax charge of $322.8 million which consisted of operating and general and administrative expenses of approximately $247.5 million, as well as depreciation expense attributable to the write-off of long-lived assets of $45.9 million and write-offs attributable to international joint ventures accounted for under the equity method of $29.4 million. As a result of exiting the music business, approximately $72.6 million of the charge has been presented as part of discontinued operations. The remaining balance of the charge consisted principally of $100.8 million for a reduction in the carrying value of excess merchandise inventories, $69.6 million for the closing of underperforming stores principally located in international markets, and $39.3 million recognized as general and administrative expenses, primarily related to relocation costs incurred in connection with the move of the Company's employees, corporate offices and data center from Fort Lauderdale, Florida to Dallas, Texas.

    The $69.6 million charge for the closing of underperforming stores is comprised of a $41.8 million non-cash impairment charge associated with long-lived assets and a $27.8 million charge for lease exit obligations. These amounts have been recognized as depreciation expense and general and administrative expense, respectively. Through December 31, 1998, the Company has paid and charged approximately $12.8 million against the lease exit obligations.

    During the fourth quarter of 1996, Blockbuster adopted a plan to abandon certain music retail stores, relocate its headquarters from Fort Lauderdale to Dallas and eliminate third party distributors domestically. As a result of such plan, Blockbuster recognized a restructuring charge of approximately $88.9 million of which approximately $38.7 million related to Music retail stores closings which is included as part of discontinued operations. Of the remaining charge, $25.0 million reflects estimated severance benefits payable to approximately 650 employees who had chosen not to relocate to Dallas, $11.6 million of other costs related to the disposition of its corporate headquarters and $13.6 million for eliminating third party distributors.

    The Company relocation to Dallas was completed during the second quarter of 1997. Through December 31, 1998, the Company paid and charged approximately $25.0 million against the severance liability and approximately $11.4 million against the Fort Lauderdale exit. In addition, as of December 31, 1998, substantially all activities related to the music retail store closings have been completed.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

5) ACCOUNTS RECEIVABLE

    As of December 31, 1998, the Company had an aggregate of $399.6 million outstanding under revolving receivable securitization programs. Proceeds from the sale of these receivables were used to reduce outstanding borrowings. The resulting loss on the sale of receivables was not material to the Company's financial position and results of operations.

6) INVENTORIES

    Inventories consist of the following:

                                                                             DECEMBER 31,
                                                                         --------------------
                                                                           1998       1997
                                                                         ---------  ---------
Prerecorded videocassettes.............................................  $   381.9  $   559.2
Videocassette rental inventory.........................................      404.1      722.8
Publishing:
  Finished goods.......................................................       59.7      301.2
  Work in process......................................................        6.9       30.3
  Materials and supplies...............................................        2.5       23.3
Other..................................................................       17.7       20.6
                                                                         ---------  ---------
                                                                             872.8    1,657.4
  Less current portion.................................................      468.7      934.8
                                                                         ---------  ---------
                                                                         $   404.1  $   722.6
                                                                         ---------  ---------
Theatrical and television inventory:
  Theatrical and television productions:
    Released...........................................................  $ 1,800.4  $ 1,736.0
    Completed, not released............................................       35.9       17.8
    In process and other...............................................      321.0      341.4
  Program rights.......................................................    1,246.2    1,150.7
                                                                         ---------  ---------
                                                                           3,403.5    3,245.9
  Less current portion.................................................    1,336.8    1,317.9
                                                                         ---------  ---------
                                                                         $ 2,066.7  $ 1,928.0
                                                                         ---------  ---------
Total Current Inventory................................................  $ 1,805.5  $ 2,252.7
                                                                         ---------  ---------
                                                                         ---------  ---------
Total Non-Current Inventory............................................  $ 2,470.8  $ 2,650.6
                                                                         ---------  ---------
                                                                         ---------  ---------

7) INVESTMENTS IN AFFILIATED COMPANIES

    The Company accounts for its investments in affiliated companies over which the Company has significant influence or ownership of more than 20% but less than or equal to 50%, under the equity method. Such investments principally include but are not limited to the Company's interest in Comedy Central (50% owned), United Paramount Network (50% owned) and United Cinemas International (50% owned). Investments in affiliates are included as a component of other assets.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    The following is a summary of combined financial information which is based on information provided by the equity investees.

                                                                 YEAR ENDED DECEMBER 31,
                                                             -------------------------------
                                                               1998       1997       1996
                                                             ---------  ---------  ---------
Results of operations:
  Revenues.................................................  $ 1,898.3  $ 2,324.9  $ 2,074.9
  Operating income (loss)..................................      (73.2)    (142.5)       7.3
  Net loss.................................................     (115.4)    (150.6)     (28.2)

                                                                               AT DECEMBER 31,
                                                                             --------------------
                                                                               1998       1997
                                                                             ---------  ---------
Financial position:
  Current assets...........................................................  $   740.5  $   866.6
  Non-current assets.......................................................      781.2      616.7
  Current liabilities......................................................      694.9      788.1
  Non-current liabilities..................................................      451.8      366.0
  Equity...................................................................      375.0      329.2

    The Company, through the normal course of business, is involved in transactions with affiliated companies that have not been material in any of the periods presented.

    In 1998, equity in loss of affiliated companies, net of tax, principally reflects the net operating loss of United Paramount Network ("UPN"), a 50% interest which was acquired in January 1997, partially offset by the positive results of Comedy Central. In 1997, the equity loss primarily reflects the net operating loss of UPN and charges associated with international network ventures partially offset by earnings from the Company's half-interest in USA Networks which was sold on October 21, 1997.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

8) BANK FINANCING AND DEBT

    Long-term debt consists of the following:

                                                                                                 DECEMBER 31,
                                                                                             --------------------
                                                                                               1998       1997
                                                                                             ---------  ---------
Notes payable to banks (a).................................................................  $   848.3  $ 3,152.7
6.625% Senior Notes due 1998 (b)...........................................................         --      150.0
5.875% Senior Notes * due 2000, net of unamortized discount of $.2 (1998) and (1997).......      149.8      149.8
7.5% Senior Notes * due 2002, net of unamortized discount of $1.3 (1998) and $1.7 (1997)...      248.7      248.3
6.75% Senior Notes due 2003, net of unamortized discount of $.2 (1998) and (1997)..........      349.8      349.8
7.75% Senior Notes due 2005, net of unamortized discount of $5.9 (1998) and $7.1 (1997)....      965.0      992.9
7.625% Senior Debentures due 2016, net of unamortized discount of $1.2 1998 and $1.3
  (1997)...................................................................................      198.7      198.7
8.25% Senior Debentures * due 2022, net of unamortized discount of $2.6 (1998) and $2.7
  (1997)...................................................................................      247.4      247.3
7.5% Senior Debentures * due 2023, net of unamortized discount of $.5......................      149.5      149.5
9.125% Senior Subordinated Notes * due 1999 (c)............................................         --      150.0
8.75%Senior Subordinated Reset Notes * due 2001 (d)........................................         --      100.0
10.25% Senior Subordinated Notes * due 2001 (e)............................................       36.3      200.0
7.0% Senior Subordinated Debentures * due 2003, net of unamortized discount of $36.0 (1997)
  (f)......................................................................................         --      195.5
8.0% Merger Debentures due 2006, net of unamortized discount of $44.1 (1998) and $98.9
  (1997) (e)...............................................................................      475.2      971.4
Other Notes................................................................................       20.5       16.6
Obligations under capital leases...........................................................      501.4      527.0
                                                                                             ---------  ---------
                                                                                               4,190.6    7,799.5
Less current portion.......................................................................      377.2      376.5
                                                                                             ---------  ---------
                                                                                             $ 3,813.4  $ 7,423.0
                                                                                             ---------  ---------
                                                                                             ---------  ---------

------------------------

*   Issues of Viacom International guaranteed by the Company.

        (a) --Effective March 26, 1997, the Company and Viacom International Inc. ("Viacom International") amended and restated the $6.489 billion and $311 million Credit Agreements and the $1.8 billion Credit Agreement, originally established in 1994, to provide for credit agreements of $6.4 billion (the "March 1997 Viacom Credit Agreement") and $100 million (the "March 1997 Viacom International Credit Agreement," together with the March 1997 Viacom Credit Agreement, collectively the "March 1997 Credit Agreements"). The March 1997 Credit Agreements increased commitments by $400 million, extended maturities and reduced pricing.

    Effective December 23, 1997, the Company permanently reduced its commitments under the March 1997 Credit Agreements by $1.0 billion.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    Certain proceeds from the disposition of Non-Consumer Publishing in November of 1998 were used to reduce borrowings under the March 1997 Credit Agreements.

    Effective June 30, 1997, certain financial covenants in the March 1997 Credit Agreements and the film financing credit agreement were amended to provide the Company with increased financial flexibility.

    The following is a summary description of the March 1997 Credit Agreements as amended. The description does not purport to be complete and should be read in conjunction with each of the credit agreements which have been filed as exhibits and are incorporated by reference herein.

      The March 1997 Viacom Credit Agreement is comprised of (i) a $4.7 billion senior unsecured reducing revolving loan maturing July 1, 2002 and (ii) a $700 million term loan maturing April 1, 2002. The March 1997 Viacom International Credit Agreement is comprised of a $100 million term loan maturing July 1, 2002.

      The Company guarantees the March 1997 Viacom International Credit Agreement and notes and debentures issued by Viacom International. Viacom International guarantees the March 1997 Viacom Credit Agreement and notes and debentures issued by the Company.

      The Company may prepay the loans and reduce commitments under the March 1997 Credit Agreements in whole or in part at any time.

      The March 1997 Credit Agreements contain certain covenants which, among other things, require that the Company maintain certain financial ratios and impose on the Company and its subsidiaries certain limitations on substantial asset sales and mergers with any other company in which the Company is not the surviving entity.

      The March 1997 Credit Agreements contain certain customary events of default and provide that it is an event of default if NAI fails to own at least 51% of the outstanding voting stock of the Company.

    The interest rate on all loans made under the three facilities is based upon Citibank, N.A.'s base rate or the London Interbank Offered Rate ("LIBOR") and is affected by the Company's credit rating. At December 31, 1998, the LIBOR (upon which the Company's borrowing rate was based) for borrowing periods of one month and two months were each 5.09%. At December 31, 1997, LIBOR for borrowing periods of one and two months were 5.72% and 5.75%, respectively.

    The Company is required to pay a commitment fee based on the aggregate daily unborrowed portion of the loan commitments. As of December 31, 1998, the Company had $4.7 billion of available unborrowed loan commitments. The March 1997 Credit Agreements do not require compensating balances.

    On May 8, 1998, a subsidiary of the Company amended the 364-day film financing credit agreement, guaranteed by Viacom International and the Company, which extended the expiration date for one year, reduced pricing and decreased the available credit by $109 million to $361 million.

        (b) --On February 17, 1998, the Company retired all $150.0 million of its outstanding 6.625% Senior Notes due 1998.

        (c) --On February 15, 1998, the Company redeemed all $150.0 million of Viacom International's outstanding 9.125% Senior Subordinated Notes due 1999, at a redemption price equal to 101.3% of the principal amount.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

        (d) --On May 15, 1998, the Company redeemed all $100.0 million of Viacom International's outstanding 8.75% Senior Subordinated Reset Notes due 2001 at a redemption price equal to 101% of the principal amount.

        (e) --During December 1998, the Company commenced the unconditional tender offers to purchase for cash, all of its outstanding 8.0% Merger Debentures due 2006 at a purchase price of 104% of the principal amount, and to purchase Viacom International's outstanding 10.25% Senior Subordinated Notes due 2001 at a purchase price of 112.925% of the principal amount. The tender offer for the 8.0% Merger Debentures expired on January 4, 1999. The offer for the 10.25% Senior Subordinated Notes expired December 30, 1998 and $163.7 million of such notes were tendered. Through December 31, 1998, $533.8 million of the 8% Merger Debentures were tendered and classified as part of accrued liabilities as the settlement date occurred subsequent to year end. In 1999, an additional $307.5 million of the 8.0% Merger Debentures were tendered for a total principal amount of $841.3 million of notes tendered.

           In addition, the Company purchased $21.8 million of the 8.0% Merger Debentures and $29.0 million of the 7.75% Senior Notes in open market transactions during 1998.

        (f) --On December 30, 1998, the Company redeemed all $231.5 million of Viacom International's outstanding 7% Senior Subordinated Debentures due 2003 at a redemption price equal to 100% of the principal amount.

    The Company filed a shelf registration statement with the Securities and Exchange Commission registering debt securities, preferred stock and contingent value rights of Viacom and guarantees of such debt securities by Viacom International which may be issued for aggregate gross proceeds of $3.0 billion. The registration statement was declared effective on May 10, 1995. The net proceeds from the sale of the offered securities may be used by Viacom to repay, redeem, repurchase or satisfy its obligations in respect of its outstanding indebtedness or other securities; to make loans to its subsidiaries; for general corporate purposes; or for such other purposes as may be specified in the applicable Prospectus Supplement. The Company filed a post-effective amendment to this registration statement on November 19, 1996. To date, the Company has issued $1.55 billion of notes and debentures and has $1.45 billion remaining availability under the shelf registration statement.

    Interest costs incurred, interest income and capitalized interest are summarized below:

                                                                       YEAR ENDED DECEMBER 31,
                                                                   -------------------------------
                                                                     1998       1997       1996
                                                                   ---------  ---------  ---------
Interest Incurred................................................  $   622.3  $   772.8  $   823.9
Interest Income..................................................       23.4       21.0       33.9
Capitalized Interest.............................................         --        1.0        4.5

    The Company's scheduled maturities of indebtedness through December 31, 2003, assuming full utilization of the March 1997 Credit Agreements, as amended, are $1.2 billion (1999), $1.7 billion (2000), $1.8 billion (2001), $2.0 billion
(2002) and $350.0 million (2003). The Company's maturities of long-term debt outstanding at December 31, 1998, excluding capital leases, are $327.9 million
(1999), $150.0 million (2000), $36.3 million (2001), $1.1 billion (2002) and
$350.0 million (2003). The Company has classified certain short-term indebtedness as long-term debt based upon its intent and ability to refinance such indebtedness on a long-term basis.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

9) FINANCIAL INSTRUMENTS

    The Company's carrying value of financial instruments approximates fair value, except for differences with respect to the notes and debentures and certain differences related to other financial instruments which are not significant. The carrying value of the senior debt, senior subordinated debt and subordinated debt is $2.8 billion and the fair value, which is estimated based on quoted market prices, is approximately $3.0 billion.

    The Company enters into foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates that affect the value of its firm commitments and certain anticipated foreign currency cash flows. These contracts generally mature within the calendar year. The Company does not enter into foreign currency contracts for speculative purposes. To date, the contracts utilized have been purchased options, spots and forward contracts. A spot or forward contract is an agreement between two parties to exchange a specified amount of foreign currency, at a specified exchange rate on a specified date. An option contract provides the right, but not the obligation, to buy or sell currency at a fixed exchange rate on a future date. In 1998 the foreign exchange contracts have principally been used to hedge the British Pound, the Australian Dollar, the Japanese Yen, the Canadian Dollar, the Singapore Dollar, the European Union's common currency (the "Euro") and the European Currency Unit/British Pound relationship. At December 31, 1998, the Company had outstanding contracts with a notional value of approximately $4.3 million which expire in 1999. Realized gains and losses on contracts that hedge anticipated future cash flows are recognized in "other items, net" and were not material in each of the periods. Option premiums are expensed at the inception of the contract. Deferred gains and losses on foreign currency exchange contracts as of December 31, 1998 were not material.

    The Company continually monitors its positions with, and credit quality of, the financial institutions which are counterparties to its financial instruments. The Company is exposed to credit loss in the event of nonperformance by the counterparties to the agreements. However, the Company does not anticipate nonperformance by the counterparties. The Company's receivables do not represent significant concentrations of credit risk at December 31, 1998, due to the wide variety of customers, markets and geographic areas to which the Company's products and services are sold.

10) SHAREHOLDERS' EQUITY

    On February 25, 1999, the Company announced a 2-for-1 common stock split in the form of a dividend with a record date of March 15, 1999 and a distribution date of March 31, 1999. An amount equal to the par value of the shares issued has been transferred from additional paid-in capital to the common stock account. All common shares and per-share amounts have been adjusted to reflect the stock split for all periods presented.

    On December 2, 1998, as part of its repurchase program described below, the Company repurchased 12 million shares of its convertible preferred stock, par value $.01 per share, from Bell Atlantic Corporation for $564 million in cash. On January 5, 1999, the Company repurchased the remaining 12 million shares of its convertible preferred stock from Bell Atlantic Corporation for $612 million in cash. The preferred stock had a cumulative cash dividend of $60 million per year and was convertible into approximately 34.3 million shares of the Company's Class B common stock.

    On August 31, 1998, the Company initiated a repurchase program to acquire one or more classes of the Company's equity securities. Through December 31, 1998, the Company had repurchased 12,000 shares of Class A Common Stock, 26,190,200 shares of Class B Common Stock, 5,502,000 Viacom Five-

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

Year Warrants, expiring on July 7, 1999, and 12 million shares of its convertible preferred stock for approximately $1.4 billion in the aggregate. On February 10, 1999, the program was completed and the Company had repurchased a total of 12,000 shares of Class A Common Stock 26,255,600 shares of Class B Common Stock, 5,546,500 Viacom Five-Year warrants, expiring on July 7, 1999 and 24 million shares of its convertible preferred stock. The total repurchase program approximated $2.0 billion. The cost of the acquired treasury stock has been reflected separately as a reduction to shareholders' equity. The acquired warrants have been canceled and the cost has been reflected as a reduction to additional paid-in capital.

    At December 31, 1998 and 1997, respectively, there were 6,090,822 and 11,522,695 outstanding Viacom Five-Year Warrants, expiring July 7, 1999 and at December 31, 1996 there were 30,576,562 outstanding Viacom Three-Year Warrants, which expired July 7, 1997. The decrease in the outstanding Viacom Five-Year Warrants is attributable to the 1998 stock repurchase program.

    During 1997, the Company completed its joint purchase program initially established in September 1996 with NAI, for each to acquire up to $250 million, or $500 million in total, of the Company's Class A Common Stock, Class B Common Stock, and, as to the Company, Viacom Warrants. The Company repurchased 1,319,400 shares of Viacom Inc. Class A Common Stock, 11,632,600 shares of Viacom Inc. Class B Common Stock and 6,824,590 Viacom Five-Year Warrants, expiring on July 7, 1999, for approximately $250 million in the aggregate. The cost of the acquired treasury stock has been reflected separately as a reduction to shareholders' equity. The cost of the warrants has been reflected as a reduction to additional paid-in-capital and such warrants have been cancelled. As of December 31, 1997, NAI has separately acquired 2,564,400 shares of Viacom Inc. Class A Common Stock and 11,204,000 shares of Viacom Inc. Class B Common Stock pursuant to the joint purchase program for approximately $250 million, raising its ownership to approximately 67% of Viacom Inc. Class A Common Stock and approximately 28% of Class A and Class B Common Stock on a combined basis.

    LONG-TERM INCENTIVE PLANS--The purpose of the Company's 1989, 1994 and 1997 Long-Term Incentive Plans (the "Plans") is to benefit and advance the interests of the Company by rewarding certain key employees for their contributions to the financial success of the Company and thereby motivating them to continue to make such contributions in the future. The Plans provide for fixed grants of equity-based interests pursuant to awards of phantom shares, stock options, stock appreciation rights, restricted shares or other equity-based interests ("Awards"), and for subsequent payments of cash with respect to phantom shares or stock appreciation rights based, subject to certain limits, on their appreciation in value over stated periods of time. The stock options generally vest over a four to six year period from the date of grant and expire 10 years after the date of grant.

    The stock options available for future grant are as follows:

December 31, 1996...............................................  40,701,682
December 31, 1997...............................................  26,753,956
December 31, 1998...............................................  14,849,484

    The Company has adopted the disclosure-only provisions of SFAS 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). In accordance with the provisions of SFAS 123, the Company applies APB 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for the Plans and accordingly, does not recognize compensation expense for its stock option plans because the Company typically does not issue options at exercise prices below the market value at date of grant. Had compensation expense for its stock option plans been determined based upon the fair value at the grant date for awards consistent with the methodology prescribed by SFAS 123, the Company's consolidated pre-tax

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

income would have decreased by $67.4 million ($40.5 million after tax or $.06 per basic and diluted common share), $36.3 million ($22.2 million after tax or $.03 per basic and diluted common share) and $18.3 million ($11.0 million after tax or $.02 per basic and diluted common share) in 1998, 1997 and 1996, respectively. These pro forma effects may not be representative of future amounts since the estimated fair value of stock options on the date of grant is amortized to expense over the vesting period, and additional options may be granted in future years.

    The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

                                                                         1998       1997       1996
                                                                       ---------  ---------  ---------
Expected dividend yield(a)...........................................         --         --         --
Expected stock price volatility......................................      32.76%     31.74%     32.50%
Risk-free interest rate..............................................       5.43%      6.04%      6.19%
Expected life of options (years).....................................        6.0        6.0        6.0

------------------------

(a) The Company has not declared any cash dividends on its common stock for any of the periods presented and has no present intention of so doing.

    The weighted-average fair value of each option as of the grant date was $12.97, $6.58 and $8.14 in 1998, 1997 and 1996, respectively.

    The following table summarizes the Company's stock option activity under the various plans (all options and prices reflect the stock split):

                                                                  OPTIONS     WEIGHTED-AVERAGE
                                                                OUTSTANDING    EXERCISE PRICE
                                                               -------------  -----------------
Balance at December 31, 1995.................................     37,136,642      $   15.35
                                                               -------------
  Granted....................................................     12,527,600          18.75
  Exercised..................................................     (7,677,298)         15.18
  Canceled...................................................     (2,695,930)         18.78
                                                               -------------
Balance at December 31, 1996.................................     39,291,014          16.23
                                                               -------------
  Granted....................................................     18,406,000          15.34
  Exercised..................................................     (5,467,748)         14.40
  Canceled...................................................     (7,012,692)         18.24
                                                               -------------
Balance at December 31, 1997.................................     45,216,574          15.78
                                                               -------------
  Granted....................................................     13,576,420          30.53
  Exercised..................................................    (12,077,298)         16.16
  Canceled...................................................     (1,802,390)         16.97
                                                               -------------
Balance at December 31, 1998.................................     44,913,306          20.09
                                                               -------------
                                                               -------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    The following table summarizes information concerning currently outstanding and exercisable stock options of the Company at December 31, 1998:

                                    OUTSTANDING                             EXERCISABLE
                   ----------------------------------------------  -----------------------------
                                   REMAINING
    RANGE OF                      CONTRACTUAL   WEIGHTED-AVERAGE               WEIGHTED-AVERAGE
 EXERCISE PRICES     OPTIONS     LIFE (YEARS)    EXERCISE PRICE     OPTIONS     EXERCISE PRICE
-----------------  ------------  -------------  -----------------  ----------  -----------------
$10 to $15.......     1,017,994          3.4        $   13.43         847,994      $   13.20
 15 to  20.......    27,705,974          7.7            16.49       5,906,282          17.66
 20 to  25.......     1,304,000          6.8            22.55         809,998          22.72
 25 to  30.......       759,178          5.0            27.08         700,868          27.23
 30 to  35.......    13,498,420          9.6            30.59              --             --
 3  to  25(a)....       359,384(a)       4.2            14.29         359,384          14.29
 15 to  30(b)....       268,356(b)       4.0            23.51         268,356          23.51
                   ------------                                    ----------
                     44,913,306..                                   8,892,882
                   ------------                                    ----------
                   ------------                                    ----------

------------------------

(a) Represents information for options assumed with the merger of Blockbuster.

(b) Represents information for options assumed with the merger of Paramount.

    SHARES ISSUABLE UNDER EXERCISABLE STOCK OPTIONS:

December 31, 1996...............................................  22,486,440
December 31, 1997...............................................  14,795,698
December 31, 1998...............................................   8,892,882

    The Company has reserved a total of 85,694 shares of Viacom Inc. Class A Common Stock and 57,033,736 shares of Viacom Inc. Class B Common Stock principally for exercise of stock options and warrants.

    SPELLING STOCK OPTION PLANS--Spelling currently has stock option plans under which both incentive and nonqualified stock options have been granted to certain key employees, consultants and directors. Options have generally been granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant, although nonqualified options may be granted with an exercise price not less than 50% of such fair market value. Each option is granted subject to various terms and conditions established on the date of grant, including vesting periods and expiration dates. The options typically become exercisable at the rate of 20% or 25% annually, beginning one year after the date of grant. Options expire no later than 10 years from their date of grant.

    The Spelling stock options available for future grant are as follows:

December 31, 1996..............................................  5,094,251(a)
December 31, 1997..............................................  3,030,838
December 31, 1998..............................................  2,867,963

------------------------

(a) Includes 1,360,866 shares available for grant under a plan which expired on April 13, 1997.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    The weighted average fair value of each option as of the grant date was $2.91, $2.65 and $2.66 for 1998, 1997 and 1996, respectively. The fair value of each Spelling option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

                                                                   1998       1997       1996
                                                                 ---------  ---------  ---------
Expected dividend yield(a).....................................         --         --         --
Expected stock price volatility................................      34.30%     30.91%     28.45%
Risk-free interest rate........................................       4.91%      5.75%      6.60%
Expected life of options (years)...............................        6.2        5.2        4.8

------------------------

(a) During 1998, 1997 and 1996, Spelling did not declare any cash dividends on its common stock.

    The following table summarizes Spelling's stock option activity:

                                                                  OPTIONS    WEIGHTED-AVERAGE
                                                                OUTSTANDING   EXERCISE PRICE
                                                                -----------  -----------------
Balance at December 31, 1995..................................    5,759,218      $    7.72
                                                                -----------
  Granted.....................................................    3,750,010           7.13
  Exercised...................................................     (841,943)          4.91
  Canceled....................................................     (688,967)          7.02
                                                                -----------
Balance at December 31, 1996..................................    7,978,318           7.80
                                                                -----------
  Granted.....................................................    1,171,000           6.90
  Exercised...................................................     (362,008)          6.29
  Canceled....................................................     (588,519)          8.90
                                                                -----------
Balance at December 31, 1997..................................    8,198,791           7.66
                                                                -----------
  Granted.....................................................    1,287,500           6.76
  Exercised...................................................     (671,279)          6.15
  Canceled....................................................   (1,187,839)          8.06
                                                                -----------
Balance at December 31, 1998..................................    7,627,173           7.58
                                                                -----------
                                                                -----------

    The following table summarizes Spelling's information concerning currently outstanding and exercisable stock options at December 31, 1998:

                                                       OUTSTANDING                           EXERCISABLE
                                        ------------------------------------------  -----------------------------
                                                     REMAINING
                                                    CONTRACTUAL
               RANGE OF                                LIFE      WEIGHTED-AVERAGE               WEIGHTED-AVERAGE
           EXERCISE PRICES               OPTIONS      (YEARS)     EXERCISE PRICE     OPTIONS     EXERCISE PRICE
--------------------------------------  ----------  -----------  -----------------  ----------  -----------------
$ 5.25 to $ 5.75......................      25,834        7.27       $    5.69           8,959      $    5.56
  6.00 to   7.75......................   5,942,717        7.48            6.83       2,309,842           6.61
  7.88 to   9.88......................     469,622        5.66            9.11         417,122           9.14
 10.00 to  11.78......................   1,189,000        5.86           10.75       1,179,000          10.75
                                        ----------  -----------         ------      ----------         ------
$ 5.25 to $11.78......................   7,627,173        7.12       $    7.58       3,914,923      $    8.12
                                        ----------  -----------         ------      ----------         ------
                                        ----------  -----------         ------      ----------         ------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    SHARES ISSUABLE UNDER EXERCISABLE STOCK OPTIONS:

December 31, 1996................................................  3,079,436
December 31, 1997................................................  3,813,349
December 31, 1998................................................  3,914,923

    Options related to employees of Virgin and included in the tables above are 875,010 shares granted for the year ended December 31, 1996. Also included are 120,276, 133,582 and 775,220 shares exercised, and 615,060, 184,269 and 149,921 shares terminated for the years ended December 31, 1998, 1997 and 1996, respectively.

11) INCOME TAXES

    Earnings from continuing operations before income taxes are attributable to the following jurisdictions:

                                                                     YEAR ENDED DECEMBER 31,
                                                                 -------------------------------
                                                                   1998       1997       1996
                                                                 ---------  ---------  ---------
United States..................................................  $    74.1  $   910.4  $   152.6
Foreign........................................................       63.2      268.1      257.5
                                                                 ---------  ---------  ---------
Total..........................................................  $   137.3  $ 1,178.5  $   410.1
                                                                 ---------  ---------  ---------
                                                                 ---------  ---------  ---------

    Components of the provision for income taxes on earnings from continuing operations before income taxes are as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                                   -------------------------------
                                                                     1998       1997       1996
                                                                   ---------  ---------  ---------
Current:
  Federal........................................................  $   151.0  $   370.0  $   155.9
  State and local................................................       34.9      115.1       27.7
  Foreign........................................................       50.9       24.5       76.6
                                                                   ---------  ---------  ---------
                                                                       236.8      509.6      260.2
Deferred.........................................................      (98.1)     136.8      (16.9)
                                                                   ---------  ---------  ---------
                                                                   $   138.7  $   646.4  $   243.3
                                                                   ---------  ---------  ---------
                                                                   ---------  ---------  ---------

    The earnings (loss) of affiliated companies accounted for under the equity method are shown net of tax on the Company's Statements of Operations. The tax provision (benefit) relating to earnings (loss) from equity investments in 1998, 1997 and 1996 are ($24.0) million, ($29.0) million and $14.9 million, respectively, which represents an effective tax rate of 36.7%, 15.1% and 762.1%, respectively.

    The difference between the effective tax rates and the statutory U.S. federal tax rate of 35% is principally due to the effect of non-deductible goodwill amortization, state and local taxes and foreign losses for which no benefit was provided. Excluding the non-deductible amortization of intangibles, the annual effective tax rate on earnings from continuing operations before income taxes would have been 31.8%, 44.1% and 35.7% for 1998, 1997 and 1996, respectively. See Note 3 for tax benefits relating to the discontinued operations. In addition to the amounts reflected in the table above, $55.1 million and $7.8

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

million of income tax benefit in 1998 and 1997, respectively, was recorded as a component of shareholders' equity as a result of exercised stock options.

    A reconciliation of the statutory U.S. federal tax rate to the Company's effective tax rate on earnings from continuing operations before income taxes is summarized as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                                   -------------------------------
                                                                     1998       1997       1996
                                                                   ---------  ---------  ---------
Statutory U.S. federal tax rate..................................       35.0%      35.0%      35.0%
State and local taxes, net of federal tax benefit................        5.7        5.9        2.3
Effect of foreign operations.....................................      (35.5)      (0.6)     (13.0)
Amortization of intangibles......................................       86.3        9.7       27.1
Divestiture tax versus book......................................        (.5)        --        1.0
Other, net.......................................................       10.0        4.9        6.9
                                                                   ---------  ---------  ---------
Effective tax rate on earnings from continuing operations before
  income taxes...................................................      101.0%      54.9%      59.3%
                                                                   ---------  ---------  ---------
                                                                   ---------  ---------  ---------

    The following is a summary of the components of the deferred tax accounts:

                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                            --------------------
                                                                              1998       1997
                                                                            ---------  ---------
Current deferred tax assets and (liabilities):
Recognition of revenue....................................................  $   103.0  $    76.7
Sales return and allowances...............................................       29.9       91.5
Publishing costs..........................................................       15.2       15.6
Employee compensation and other payroll related expenses..................       23.7       48.0
Other differences between tax and financial statement values..............        7.1        4.5
                                                                            ---------  ---------
  Gross current deferred net tax assets...................................      178.9      236.3
                                                                            ---------  ---------
Noncurrent deferred tax assets and (liabilities):
Depreciation/amortization of fixed assets and intangibles.................       45.0     (179.5)
Reserves including restructuring and relocation charges...................      260.3      296.7
Acquired net operating loss and tax credit carryforwards..................       60.9       82.1
Amortization of discount on 8% Merger Debentures..........................       60.4       61.3
Other differences between tax and financial statement values..............       26.9       95.3
                                                                            ---------  ---------
  Gross non-current deferred net tax assets...............................      453.5      355.9
                                                                            ---------  ---------
Valuation allowance.......................................................      (88.3)    (106.8)
                                                                            ---------  ---------
  Total net deferred tax assets (liabilities).............................  $   544.1  $   485.4
                                                                            ---------  ---------
                                                                            ---------  ---------

    As of December 31, 1998 and December 31, 1997, the Company had total deferred tax assets of $632.4 million and $771.7 million, respectively, and total deferred tax liabilities of $179.5 million as of December 31, 1997. There were no deferred tax liabilities as of December 31, 1998.

    As of December 31, 1998, the Company had net operating loss carryforwards of approximately $173.7 million which expire in various years from 1999 through 2012.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    The 1998 and 1997 net deferred tax assets are reduced by a valuation allowance of $88.3 million and $106.8 million, respectively, principally relating to tax benefits of net operating losses which are not expected to be recognized as a result of certain limitations applied where there is a change of ownership.

    The Company's share of the undistributed earnings of foreign subsidiaries not included in its consolidated federal income tax return that could be subject to additional income taxes if remitted, was approximately $1.5 billion at December 31, 1998 and December 31, 1997. No provision has been recorded for the U.S. or foreign taxes that could result from the remittance of such undistributed earnings since the Company intends to reinvest these earnings outside the United States indefinitely and it is not practicable to estimate the amount of such taxes.

    As of December 31, 1998, the Company owns approximately 80% of Spelling's outstanding common stock and consolidates Spelling's results for tax purposes.

12) PENSION PLANS, OTHER POSTRETIREMENT BENEFITS AND POSTEMPLOYMENT BENEFITS

    The Company and certain of its subsidiaries have non-contributory pension plans covering specific groups of employees. Effective January 1, 1996, the pension plans of Paramount were merged with the Company's pension plans. The Pension Plan for Employees of PVI Transmission Inc. and Paramount Distribution Inc. was merged with and into the Viacom Pension Plan effective December 31, 1996. The benefits for these plans are based primarily on an employee's years of service and pay near retirement. Participant employees are vested in the plans after five years of service. The Company's policy for all pension plans is to fund amounts in accordance with the Employee Retirement Income Security Act of 1974. Plan assets consist principally of common stocks, marketable bonds and U.S. government securities. The Company's Class B Common Stock represents approximately 15.8% and 10% of the plan assets' fair value at December 31, 1998 and 1997, respectively.

    The Company adopted SFAS 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits--an amendment of FASB Statements No. 87, 88 and 106" in 1998.

    The following table sets forth the change in benefit obligation for the Company's benefit plans:

                                                                                  POSTRETIREMENT
                                                           PENSION BENEFITS          BENEFITS
                                                             DECEMBER 31,          DECEMBER 31,
                                                         --------------------  --------------------
                                                           1998       1997       1998       1997
                                                         ---------  ---------  ---------  ---------
Change in benefit obligation:
Benefit obligation, beginning of year..................  $   785.3  $   667.8  $   103.6  $    98.8
Service cost...........................................       36.8       32.1        1.0        1.0
Interest cost..........................................       57.8       54.1        6.5        7.4
Benefits paid..........................................      (39.3)     (38.8)      (8.8)      (9.2)
Actuarial (gain) loss..................................       66.8       70.4       (2.9)       4.5
Curtailments/Divestitures..............................      (61.4)        --      (46.9)        --
Participant contributions..............................         --         --        1.1        1.1
Amendments.............................................         --         .8         --         --
Cumulative translation adjustments.....................       (1.8)      (1.1)        --         --
                                                         ---------  ---------  ---------  ---------
Benefit obligation, end of year........................  $   844.2  $   785.3  $    53.6  $   103.6
                                                         ---------  ---------  ---------  ---------
                                                         ---------  ---------  ---------  ---------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    The following table sets forth the change in plan assets for the Company's benefit plans:

                                                                                    POSTRETIREMENT
                                                             PENSION BENEFITS          BENEFITS
                                                               DECEMBER 31,          DECEMBER 31,
                                                           --------------------  --------------------
                                                             1998       1997       1998       1997
                                                           ---------  ---------  ---------  ---------
Change in plan assets:
Fair value of plan assets, beginning of year.............  $   697.3  $   606.2  $      --  $      --
Actual return on plan assets.............................      146.4      123.6         --         --
Employer contributions...................................        7.3        7.9        7.7        8.1
Benefits paid............................................      (39.3)     (38.8)      (8.8)      (9.2)
Divestitures.............................................      (21.7)        --         --         --
Participant contributions................................         --         --        1.1        1.1
Cumulative translation adjustments.......................       (3.4)      (1.6)        --         --
                                                           ---------  ---------  ---------  ---------
Fair value of plan assets, end of year...................  $   786.6  $   697.3  $      --  $      --
                                                           ---------  ---------  ---------  ---------
                                                           ---------  ---------  ---------  ---------

    The projected benefit obligations and accumulated benefit obligations for the pension plans with accumulated benefit obligations in excess of plan assets were $99.6 million and $88.4 million for 1998, and $85.7 million and $75.1 million for 1997.

    The accrued pension and postretirement costs recognized in the Company's consolidated balance sheets are computed as follows:

                                                                               POSTRETIREMENT
                                                        PENSION BENEFITS          BENEFITS
                                                          DECEMBER 31,          DECEMBER 31,
                                                      --------------------  --------------------
                                                        1998       1997       1998       1997
                                                      ---------  ---------  ---------  ---------
Funded status.......................................  $   (57.6) $   (88.0) $   (53.6) $  (103.6)
                                                      ---------  ---------  ---------  ---------

Unrecognized actuarial gain.........................      (97.5)     (71.5)     (16.2)     (30.1)
Unrecognized prior service cost (benefit)...........       12.5       15.1       (5.4)     (25.1)
Unrecognized asset at transition....................       (2.1)      (4.3)        --         --
                                                      ---------  ---------  ---------  ---------
Accrued pension liability, net......................  $  (144.7) $  (148.7) $   (75.2) $  (158.8)
                                                      ---------  ---------  ---------  ---------
                                                      ---------  ---------  ---------  ---------

Amounts recognized in the Consolidated
Balance Sheets:
  Accrued pension liability, net....................  $  (161.1) $  (163.3) $   (75.2) $  (158.8)
  Prepaid benefits cost.............................        2.3        3.6         --         --
  Intangibles.......................................        3.9        2.6         --         --
  Accumulated other comprehensive loss..............       10.2        8.4         --         --
                                                      ---------  ---------  ---------  ---------
Net liability recognized............................  $  (144.7) $  (148.7) $   (75.2) $  (158.8)
                                                      ---------  ---------  ---------  ---------
                                                      ---------  ---------  ---------  ---------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    Net periodic cost for the Company's pension and postretirement benefit plans consists of the following:

                                                 PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                                   DECEMBER 31,                     DECEMBER 31,
                                          -------------------------------  -------------------------------
                                            1998       1997       1996       1998       1997       1996
                                          ---------  ---------  ---------  ---------  ---------  ---------
Components of net periodic cost:
Service cost............................  $    36.8  $    32.1  $    31.1  $     1.0  $     1.0  $     1.0
Interest cost...........................       57.8       54.1       50.6        6.5        7.4        8.1
Expected return on plan assets..........      (64.4)     (56.0)     (48.8)        --         --         --
Amortization of prior service cost......        2.6        1.6        1.7       (3.0)      (3.2)      (3.2)
Amortization of transition obligation...       (2.2)       (.7)       (.5)        --         --         --
Recognized actuarial (gain) loss........        3.7        3.3        (.2)      (2.9)      (3.1)      (1.3)
Curtailment (gain)......................      (31.4)        --         --      (77.5)        --         --
                                          ---------  ---------  ---------  ---------  ---------  ---------
Net periodic cost.......................  $     2.9  $    34.4  $    33.9  $   (75.9) $     2.1  $     4.6
                                          ---------  ---------  ---------  ---------  ---------  ---------
                                          ---------  ---------  ---------  ---------  ---------  ---------

    The following assumptions were used in accounting for the pension plans:

                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
Discount rate......................................................       6.75%      7.25%      7.75%
Expected return on plan assets.....................................        9.5%       9.5%       9.5%
Rate of increase in future compensation............................        5.0%       5.0%       5.0%

    The following assumptions were used in accounting for postretirement benefits:

                                                                       1998       1997       1996
                                                                     ---------  ---------  ---------
Projected health care cost trend rate..............................        6.0%       7.0%       9.0%
Ultimate trend rate................................................        5.5%       5.5%       5.5%
Year ultimate trend rate is achieved...............................       1999       1999       1999
Discount rate......................................................       6.75%      7.25%      7.75%

    Assumed health care cost trend rates could have a significant effect on the amounts reported for the postretirement health care plan. A one percentage point change in assumed health care cost trend rates would have the following effects:

                                                                ONE PERCENTAGE     ONE PERCENTAGE
                                                                POINT INCREASE     POINT DECREASE
                                                               -----------------  -----------------
Effect on total of service and interest cost components......      $      .6          $     (.5)
Effect on the postretirement benefit obligation..............      $     4.4          $    (3.8)

    As a result of the sale of Non-Consumer Publishing, the Company realized curtailment gains of $31.4 million related to pension benefits and $77.5 million related to postretirement benefits, which have been included in the net gain on disposition in 1998.

    The Company contributes to multi-employer plans which provide pension and health and welfare benefits to certain employees under collective bargaining agreements. The contributions to these plans were $35.4 million (1998) and $52.5 million (1997).

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    In addition, the Company sponsors a health and welfare plan which provides certain postretirement health care and life insurance benefits to retired employees and their covered dependents who are eligible for these benefits if they meet certain age and service requirements. The plan is contributory and contains cost-sharing features such as deductibles and coinsurance which are adjusted annually. The plan is not funded and the Company funds these benefits as claims are paid.

    SFAS 112, "Employers' Accounting For Postemployment Benefits" does not have a significant effect on the Company's consolidated financial position or results of operations.

    In addition, the Company has defined contribution plans for the benefit of substantially all employees meeting certain eligibility requirements. Employer contributions to such plans were $21.1 million, $19.2 million and $24.4 million for the years ended December 31, 1998, 1997 and 1996.

13) COMMITMENTS AND CONTINGENCIES

    The Company has long-term noncancelable lease commitments for retail and office space and equipment, transponders, studio facilities and vehicles.

    At December 31, 1998, minimum rental payments under noncancelable leases are as follows:

                                                                                   LEASES
                                                                           ----------------------
                                                                            OPERATING    CAPITAL
                                                                           -----------  ---------
1999.....................................................................   $   553.2   $   120.4
2000.....................................................................       516.9       106.8
2001.....................................................................       441.6       101.1
2002.....................................................................       347.7        90.7
2003.....................................................................       314.4        69.4
2004 and thereafter......................................................     1,630.3       164.3
                                                                           -----------  ---------
Total minimum lease payments.............................................   $ 3,804.1       652.7
                                                                           -----------
                                                                           -----------
Less amounts representing interest.......................................                  (151.3)
                                                                                        ---------
Present value of net minimum payments....................................               $   501.4
                                                                                        ---------
                                                                                        ---------

    The Company has entered into capital leases for satellite transponders with future minimum commitments commencing in future periods. Future minimum capital lease payments have not been reduced by future minimum sublease rentals of $40.0 million. Rent expense amounted to $533.8 million (1998), $523.1 million (1997) and $392.3 million (1996).

    The commitments of the Company for program license fees, which are not reflected in the balance sheet as of December 31, 1998 and are estimated to aggregate approximately $1.2 billion, excluding intersegment commitments of approximately $738.9 million, principally reflect Showtime Networks Inc.'s ("SNI's") commitments of approximately $1.1 billion for the acquisition of programming rights and the production of original programming. This estimate is based upon a number of factors. A majority of such fees are payable over several years, as part of normal programming expenditures of SNI. These commitments to acquire programming rights are contingent upon delivery of motion pictures which are not yet available for premium television exhibition and, in many cases, have not yet been produced.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

    There are various lawsuits and claims pending against the Company. Management believes that any ultimate liability resulting from those actions or claims will not have a material adverse effect on the Company's results of operations, financial position or liquidity.

    Certain subsidiaries and affiliates of the Company from time to time receive claims from federal and state environmental regulatory agencies and other entities asserting that they are or may be liable for environmental cleanup costs and related damages, principally relating to discontinued operations conducted by its former mining and manufacturing businesses (acquired as part of the mergers with Paramount and Blockbuster). The Company has recorded a liability reflecting its best estimate of environmental exposure. Such liability was not discounted or reduced by potential insurance recoveries and reflects management's estimate of cost sharing at multiparty sites. The estimated liability was calculated based upon currently available facts, existing technology and presently enacted laws and regulations. On the basis of its experience and the information currently available to it, the Company believes that the claims it has received will not have a material adverse effect on its results of operations, financial position or liquidity.

14) OPERATING SEGMENTS

    The Company's reportable operating segments have been determined in accordance with the Company's internal management structure, which is organized based on products and services. See Note 1 for descriptive information about the Company's business segments and the summary of significant accounting policies. The Company evaluates performance based on many factors, one of the primary measures is earnings before interest, taxes, depreciation and amortization ("EBITDA").

    The following tables set forth the Company's financial results by operating segments. The prior years' results have also been reclassified to conform to the new presentation. Intersegment revenues, recorded at fair market value, of the Entertainment segment for 1998, 1997 and 1996 were $156.7 million, $114.0 million and $45.9 million, respectively. All other intersegment revenues were immaterial for any of the periods presented.

                                                             YEAR ENDED OR AT DECEMBER 31,
                                                           ---------------------------------
                                                              1998        1997       1996
                                                           ----------  ----------  ---------
REVENUES:
Networks.................................................  $  2,607.9  $  2,262.8  $ 1,999.5
Entertainment............................................     4,757.8     4,305.9    3,897.9
Video....................................................     3,893.4     3,313.6    2,942.3
Parks....................................................       421.2       367.3      361.9
Publishing...............................................       564.6       556.6      547.6
Online...................................................        13.7        10.4         --
Intercompany.............................................      (162.5)     (131.7)     (65.3)
                                                           ----------  ----------  ---------
  Total revenues.........................................  $ 12,096.1  $ 10,684.9  $ 9,683.9
                                                           ----------  ----------  ---------
                                                           ----------  ----------  ---------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                             YEAR ENDED OR AT DECEMBER 31,
                                                           ---------------------------------
                                                              1998        1997       1996
                                                           ----------  ----------  ---------
EBITDA:
Networks.................................................  $    851.3  $    729.4  $   619.3
Entertainment............................................       640.5       514.5      593.7
Video....................................................        39.9       221.6      635.7
Parks....................................................       101.1        88.9       87.9
Publishing...............................................        71.2        77.9       77.8
Online...................................................        (3.5)        2.3         --
                                                           ----------  ----------  ---------
  Segment total..........................................     1,700.5     1,634.6    2,014.4
Reconciliation to operating income:
Corporate expenses.......................................      (171.6)     (176.6)    (162.9)
Depreciation and amortization............................      (777.3)     (772.6)    (654.3)
                                                           ----------  ----------  ---------
  Total operating income.................................  $    751.6  $    685.4  $ 1,197.2
                                                           ----------  ----------  ---------
                                                           ----------  ----------  ---------

DEPRECIATION AND AMORTIZATION:
Networks.................................................  $    107.0  $     93.8  $    86.8
Entertainment............................................       192.5       171.5      165.4
Video....................................................       382.1       418.4      326.3
Parks....................................................        51.2        46.5       44.2
Publishing...............................................        18.0        17.5       17.7
Online...................................................         4.0          --         --
                                                           ----------  ----------  ---------
  Segment total..........................................       754.8       747.7      640.4
Corporate................................................        22.5        24.9       13.9
                                                           ----------  ----------  ---------
  Total depreciation and amortization....................  $    777.3  $    772.6  $   654.3
                                                           ----------  ----------  ---------
                                                           ----------  ----------  ---------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                               YEAR ENDED OR AT DECEMBER 31,
                                                                             ----------------------------------
                                                                                1998        1997        1996
                                                                             ----------  ----------  ----------
TOTAL ASSETS:
Networks...................................................................  $  2,770.2  $  2,692.8  $  2,925.3
Entertainment..............................................................     9,361.6     9,342.9     9,224.4
Video......................................................................     8,142.6     8,965.4     9,273.7
Parks......................................................................       914.8       897.2       883.1
Publishing.................................................................       962.4     5,439.4     5,405.1
Online.....................................................................         5.8         1.4          --
                                                                             ----------  ----------  ----------
    Segment total..........................................................    22,157.4    27,339.1    27,711.6
Corporate..................................................................     1,455.7       949.6       833.0
Net assets of discontinued operations......................................          --          --       289.4
                                                                             ----------  ----------  ----------
    Total assets...........................................................  $ 23,613.1  $ 28,288.7  $ 28,834.0
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------
CAPITAL EXPENDITURES:
Networks...................................................................  $     89.8  $     67.9  $     86.4
Entertainment..............................................................       174.3        66.7        67.6
Video......................................................................       196.0       294.2       304.3
Parks......................................................................        61.0        35.0        54.2
Publishing.................................................................        37.5        36.1        37.3
Online.....................................................................          --          --          --
                                                                             ----------  ----------  ----------
    Segment total..........................................................       558.6       499.9       549.8
Corporate..................................................................        44.9        30.4        48.8
                                                                             ----------  ----------  ----------
    Total capital expenditures.............................................  $    603.5  $    530.3  $    598.6
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------

Information regarding the Company's operations by geographic area is as follows:

                                                                               YEAR ENDED OR AT DECEMBER 31,
                                                                             ----------------------------------
                                                                                1998        1997        1996
                                                                             ----------  ----------  ----------
REVENUES(A):
  United States............................................................  $  9,268.3  $  8,227.9  $  7,428.2
  International............................................................     2,827.8     2,457.0     2,255.7
                                                                             ----------  ----------  ----------
    Total revenues.........................................................  $ 12,096.1  $ 10,684.9  $  9,683.9
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------
LONG-LIVED ASSETS(B):
  United States............................................................  $ 16,857.0  $ 20,914.3  $ 21,570.7
  International............................................................     1,326.9     1,421.6     1,223.9
                                                                             ----------  ----------  ----------
    Total long-lived assets................................................  $ 18,183.9  $ 22,335.9  $ 22,794.6
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------

    Intercompany transfers between geographic areas are not significant.

------------------------

(a) Revenue classification is based on location of customer.

(b) Includes all non-current assets.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

15) QUARTERLY FINANCIAL DATA (UNAUDITED):

                                                          FIRST     SECOND      THIRD     FOURTH
1998(1)                                                  QUARTER    QUARTER    QUARTER    QUARTER   TOTAL YEAR
--------                                                ---------  ---------  ---------  ---------  ----------
Revenues..............................................  $ 2,685.6  $ 2,779.3  $ 3,288.8  $ 3,342.4  $ 12,096.1
Operating income (loss)(2)............................  $   273.4  $  (225.4) $   407.3  $   296.3  $    751.6
Earnings (loss) from continuing operations............  $    47.6  $  (267.3) $    86.4  $    89.8  $    (43.5)
Net earnings (loss)(3)(4)(5)..........................  $     1.4  $  (280.7) $   138.4  $    18.5  $   (122.4)
Net earnings (loss) attributable to common
  stock...............................................  $   (13.6) $  (295.7) $   123.4  $    36.3  $   (149.6)
Basic earnings (loss) per common share(6):
  Earnings (loss) from continuing operations..........  $     .05  $    (.40) $     .10  $     .15  $     (.10)
  Net earnings (loss).................................  $    (.02) $    (.41) $     .17  $     .05  $     (.21)
Diluted earnings (loss) per common share(6):
  Earnings (loss) from continuing operations..........  $     .05  $    (.40) $     .10  $     .15  $     (.10)
  Net earnings (loss).................................  $    (.02) $    (.41) $     .17  $     .05  $     (.21)
Weighted average number of common shares(6):
  Basic...............................................      710.5      713.2      714.7      696.7       708.7
  Diluted.............................................      718.0      713.2      725.5      706.4       708.7


1997(1)
-------
Revenues..............................................  $ 2,495.7  $ 2,476.1  $ 2,806.4  $ 2,906.7  $ 10,684.9
Operating income (loss)(7)............................  $   246.6  $   (65.9) $   287.3  $   217.4  $    685.4
Earnings (loss) from continuing operations(8).........  $    11.2  $  (166.6) $   (46.0) $   574.9  $    373.5
Net earnings (loss)(9)................................  $   (18.7) $  (195.0) $   434.3  $   573.0  $    793.6
Net earnings (loss) attributable to common
  stock...............................................  $   (33.7) $  (210.0) $   419.3  $   558.0  $    733.6
Basic earnings (loss) per common share(6):
  Earnings (loss) from continuing operations..........  $    (.01) $    (.26) $    (.09) $     .79  $      .44
  Net earnings (loss).................................  $    (.05) $    (.30) $     .59  $     .79  $     1.04
Diluted earnings (loss) per common share(6):
  Earnings (loss) from continuing
    operations(10)....................................  $    (.01) $    (.26) $    (.09) $     .77  $      .44
  Net earnings (loss)(10).............................  $    (.05) $    (.30) $     .59  $     .77  $     1.04
Weighted average number of common shares(6):
  Basic...............................................      705.0      705.3      705.9      706.8       705.8
  Diluted(10).........................................      705.0      705.3      705.9      744.5       708.5

    The timing of the Company's results of operations is affected by the typical timing of major motion picture releases, the summer operation of the theme parks, the positive effect of the holiday season on advertising and video store revenues, and the impact of the broadcasting television season on television production.

------------------------

(1) The first three quarters of 1998 and all four quarters of 1997 results have been restated for the effect of discontinued operations (See Note 3).

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

(2) The second quarter of 1998 included a $436.7 million charge for Blockbuster representing the adjustment to the carrying value of the library tapes due to a change in Blockbuster's business model and a revaluation of retail inventory (See Note 4).

(3) The third quarter of 1998 included a loss of $138.5 million, net of tax, resulting from the sale of the Company's music retail stores, partially offset by a tax benefit of $134.0 million related to the sale of Virgin.

(4) The fourth quarter of 1998 included a gain of $65.5 million, net of tax, resulting from the sale of Non-Consumer Publishing.

(5) The fourth quarter of 1998 included an extraordinary loss of $74.7 million, net of tax, for the early extinguishment of debt (See Note 17).

(6) All prior quarters' earnings per common share and weighted average number of common shares have been adjusted to reflect the effect of the 2-for-1 stock split.

(7) The second quarter of 1997 included a $220.8 million charge for Blockbuster representing the reduction in carrying value of excess retail inventory and costs associated with closing underperforming stores principally located in international markets (See Note 4).

(8) The fourth quarter of 1997 included a gain of $640.5 million, net of tax, resulting from the sale of USA Networks.

(9) The third quarter of 1997 included a gain of $416.4 million, net of tax, resulting from the sale of Viacom Radio Stations.

(10) For the fourth quarter of 1997, the assumed conversion of preferred stock had a dilutive effect on earnings per share, therefore, the sum of the quarterly earnings per share will not equal full year earnings per share.

16) OTHER ITEMS, NET

    The Company continued the strategy of focusing on its core businesses and in December 1998, announced plans to close the Viacom Entertainment Store in Chicago and to phase out its Nickelodeon stores in January 1999. As a result, the Company recorded a loss of approximately $91 million, which is reflected in "other items, net", for the year ended December 31, 1998. The loss principally reflects $8.5 million for estimated severance benefits payable to approximately 530 employees and $32.7 million for lease exit obligations. The loss also reflects the write-off of property and equipment, inventory and prepaid assets of $21.1 million, $10.3 million and $3.1 million, respectively, as well as future vendor commitments of $3.3 million. Additionally, "other items, net" for 1998 principally reflects foreign exchange losses and the write-off of certain investments, partially offset by a gain of approximately $118.9 million from the sale of a cost investment.

    On October 21, 1997, the Company completed the sale of its half-interest in USA Networks, including Sci-Fi Channel, to Universal Studios, Inc. for a total of $1.7 billion in cash. The Company realized a pre-tax gain of approximately $1.1 billion in the fourth quarter of 1997. The net proceeds from this transaction were used to repay debt.

    In addition, during 1997, the Company recorded pre-tax gains on the swap of certain television stations of approximately $190.9 million partially offset by write-offs of certain cost investments.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

17) EXTRAORDINARY LOSS

    For the year ended December 31, 1998, the Company recognized an extraordinary loss of $74.7 million, net of tax of $51.9 million, or a loss of $.10 per basic and diluted common share for the early extinguishment of the 10.25% Senior Subordinated Notes, 7.0% Senior Subordinated Debentures and the 8.0% Merger Debentures (See Note 8).

18) SUPPLEMENTAL CASH FLOW INFORMATION

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                       -------------------------------
                                                                                         1998       1997       1996
                                                                                       ---------  ---------  ---------
Cash payments for interest net of amounts capitalized................................  $   668.2  $   792.1  $   808.0
Cash payments for income taxes.......................................................      656.6      110.9      193.0

Supplemental schedule of non-cash financing and investing activities:
Equipment acquired under capitalized leases..........................................      116.8       54.0      211.1
Common Stock retired with Cable Split-off............................................         --         --      625.8

19) CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

    Viacom International is a wholly owned subsidiary of the Company. The Company has fully and unconditionally guaranteed Viacom International debt securities (See Note 8). The Company has determined that separate financial statements and other disclosures concerning Viacom International are not material to investors. The following condensed consolidating financial statements present the results of operations, financial position and cash flows of the Company, Viacom International (in each case carrying investments in Non-Guarantor Affiliates under the equity method), the direct and indirect Non-Guarantor Affiliates of the Company, and the eliminations necessary to arrive at the information for the Company on a consolidated basis.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                              1998
                                               ------------------------------------------------------------------
                                                                             NON-
                                                               VIACOM     GUARANTOR                  VIACOM INC.
                                               VIACOM INC.  INTERNATIONAL AFFILIATES  ELIMINATIONS   CONSOLIDATED
                                               -----------  ------------  ----------  -------------  ------------
Revenues.....................................   $    39.4    $  1,775.3   $ 10,301.9    $   (20.5)    $ 12,096.1

Expenses:
  Operating..................................        33.3         563.7      7,929.8        (20.5)       8,506.3
  Selling, general and administrative........         2.6         650.6      1,407.7           --        2,060.9
  Depreciation and amortization..............         2.1          87.0        688.2           --          777.3
                                               -----------  ------------  ----------       ------    ------------
    Total expenses...........................        38.0       1,301.3     10,025.7        (20.5)      11,344.5
                                               -----------  ------------  ----------       ------    ------------
Operating income.............................         1.4         474.0        276.2           --          751.6

Other income (expense):
  Interest expense, net......................      (516.0)        (34.0)       (49.0)          --         (599.0)
  Other items, net...........................       (21.2)         89.0        (83.1)          --          (15.3)
                                               -----------  ------------  ----------       ------    ------------
Earnings (loss) from continuing operations
  before income taxes........................      (535.8)        529.0        144.1           --          137.3
  Benefit (provision) for income taxes.......       219.7        (216.9)      (141.5)          --         (138.7)
  Equity in earnings (loss) of affiliated
    companies, net of tax....................       236.9        (236.3)       (54.0)        12.0          (41.4)
  Minority interest..........................          --           1.3         (2.0)          --           (0.7)
                                               -----------  ------------  ----------       ------    ------------
Earnings (loss) from continuing operations...       (79.2)         77.1        (53.4)        12.0          (43.5)
Discontinued operations:
  Loss, net of tax...........................          --            --        (54.1)          --          (54.1)
  Net gain (loss) on dispositions............          --         191.2       (141.3)          --           49.9
                                               -----------  ------------  ----------       ------    ------------
Net earnings (loss) before extraordinary
  loss.......................................       (79.2)        268.3       (248.8)        12.0          (47.7)
Extraordinary loss, net of tax...............       (43.2)        (31.5)          --           --          (74.7)
                                               -----------  ------------  ----------       ------    ------------
Net earnings (loss)..........................      (122.4)        236.8       (248.8)        12.0         (122.4)
Cumulative convertible preferred stock
  dividend requirement.......................       (57.2)           --           --           --          (57.2)
Discount on repurchase of preferred stock....        30.0            --           --           --           30.0
                                               -----------  ------------  ----------       ------    ------------
Net earnings (loss) attributable to common
  stock......................................   $  (149.6)   $    236.8   $   (248.8)   $    12.0     $   (149.6)
                                               -----------  ------------  ----------       ------    ------------
                                               -----------  ------------  ----------       ------    ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                               1997
                                                ------------------------------------------------------------------
                                                                              NON-
                                                                VIACOM      GUARANTOR                 VIACOM INC.
                                                VIACOM INC.  INTERNATIONAL AFFILIATES   ELIMINATIONS  CONSOLIDATED
                                                -----------  ------------  -----------  ------------  ------------
Revenues......................................   $    26.7    $  1,458.3    $ 9,225.8    $    (25.9)   $ 10,684.9

Expenses:
  Operating...................................        25.6         471.3      7,005.3         (25.9)      7,476.3
  Selling, general and administrative.........         1.8         520.3      1,228.5            --       1,750.6
  Depreciation and amortization...............         1.9          67.4        703.3            --         772.6
                                                -----------  ------------  -----------  ------------  ------------
    Total expenses............................        29.3       1,059.0      8,937.1         (25.9)      9,999.5
                                                -----------  ------------  -----------  ------------  ------------
Operating income (loss).......................        (2.6)        399.3        288.7            --         685.4

Other income (expense):
  Interest expense, net.......................      (631.1)        (56.2)       (63.6)           --        (750.9)
  Other items, net............................          --         (38.7)     1,282.7            --       1,244.0
                                                -----------  ------------  -----------  ------------  ------------
Earnings (loss) from continuing operations
  before income taxes.........................      (633.7)        304.4      1,507.8            --       1,178.5
Benefit (provision) for income taxes..........       266.1        (127.8)      (784.7)           --        (646.4)
Equity in earnings (loss) of affiliated
  companies, net of tax.......................     1,160.9         545.3        (53.8)     (1,815.7)       (163.3)
Minority interest.............................          --          (0.9)         5.6            --           4.7
                                                -----------  ------------  -----------  ------------  ------------
Earnings from continuing operations...........       793.3         721.0        674.9      (1,815.7)        373.5
Discontinued operations:
  Earnings, net of tax........................         0.3           2.7         11.9            --          14.9
  Net gain (loss) on dispositions, net of
    tax.......................................          --         437.2        (32.0)           --         405.2
                                                -----------  ------------  -----------  ------------  ------------
Net earnings..................................       793.6       1,160.9        654.8      (1,815.7)        793.6
Cumulative convertible preferred stock
  dividend requirement........................       (60.0)           --           --            --         (60.0)
                                                -----------  ------------  -----------  ------------  ------------
Net earnings attributable to common stock.....   $   733.6    $  1,160.9    $   654.8    $ (1,815.7)   $    733.6
                                                -----------  ------------  -----------  ------------  ------------
                                                -----------  ------------  -----------  ------------  ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                               1996
                                                ------------------------------------------------------------------
                                                                              NON-
                                                                VIACOM      GUARANTOR                 VIACOM INC.
                                                VIACOM INC.  INTERNATIONAL AFFILIATES   ELIMINATIONS  CONSOLIDATED
                                                -----------  ------------  -----------  ------------  ------------
Revenues......................................   $      --    $  1,193.7    $ 8,517.5    $    (27.3)   $  9,683.9

Expenses:
  Operating...................................          --         373.5      5,994.0         (27.3)      6,340.2
  Selling, general and administrative.........        (0.3)        470.1        972.2            --       1,442.0
  Restructuring charge........................          --            --         50.2            --          50.2
  Depreciation and amortization...............          --          60.9        593.4            --         654.3
                                                -----------  ------------  -----------  ------------  ------------
    Total expenses............................        (0.3)        904.5      7,609.8         (27.3)      8,486.7
                                                -----------  ------------  -----------  ------------  ------------
Operating income..............................         0.3         289.2        907.7            --       1,197.2

Other income (expense):
  Interest expense, net.......................      (627.7)       (102.5)       (55.3)           --        (785.5)
  Other items, net............................          --          (0.1)        (1.5)           --          (1.6)
                                                -----------  ------------  -----------  ------------  ------------
Earnings (loss) from continuing operations
  before income taxes.........................      (627.4)        186.6        850.9            --         410.1
Benefit (provision) for income taxes..........       259.3         (84.0)      (418.6)           --        (243.3)
Equity in earnings (loss) of affiliated
  companies, net of tax.......................     1,613.0          77.2         42.3      (1,745.8)        (13.3)
Minority interest.............................          --          (1.2)        (0.1)           --          (1.3)
                                                -----------  ------------  -----------  ------------  ------------
Earnings from continuing operations...........     1,244.9         178.6        474.5      (1,745.8)        152.2
Discontinued operations:
  Earnings (loss) net of tax..................         3.0           2.5        (67.5)           --         (62.0)
  Net gain (loss) on dispositions, net of
    tax.......................................          --       1,292.0       (134.3)           --       1,157.7
                                                -----------  ------------  -----------  ------------  ------------
Net earnings..................................     1,247.9       1,473.1        272.7      (1,745.8)      1,247.9
Cumulative convertible preferred stock
  dividend requirement........................       (60.0)           --           --            --         (60.0)
                                                -----------  ------------  -----------  ------------  ------------
Net earnings attributable to common stock.....   $ 1,187.9    $  1,473.1    $   272.7    $ (1,745.8)   $  1,187.9
                                                -----------  ------------  -----------  ------------  ------------
                                                -----------  ------------  -----------  ------------  ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                               1998
                                                ------------------------------------------------------------------
                                                                              NON-
                                                                VIACOM      GUARANTOR                 VIACOM INC.
                                                VIACOM INC.  INTERNATIONAL AFFILIATES   ELIMINATIONS  CONSOLIDATED
                                                -----------  ------------  -----------  ------------  ------------
ASSETS
Current Assets:
  Cash and cash equivalents...................   $   406.4    $    189.5    $   171.4    $       --    $    767.3
  Receivables, net............................         9.5         319.5      1,458.0         (27.9)      1,759.1
  Inventory...................................        11.5         131.9      1,662.1            --       1,805.5
  Other current assets........................          .9         160.9        570.8            --         732.6
                                                -----------  ------------  -----------  ------------  ------------
    Total current assets......................       428.3         801.8      3,862.3         (27.9)      5,064.5
                                                -----------  ------------  -----------  ------------  ------------
Property and equipment........................        13.6         602.3      3,921.1            --       4,537.0
  Less accumulated depreciation and
    amortization..............................         3.0         188.6      1,265.9            --       1,457.5
                                                -----------  ------------  -----------  ------------  ------------
    Net property and equipment................        10.6         413.7      2,655.2            --       3,079.5
                                                -----------  ------------  -----------  ------------  ------------
Inventory.....................................          --         400.1      2,070.7            --       2,470.8
Intangibles, at amortized cost................       109.4         530.9     10,917.0            --      11,557.3
Investments in consolidated subs..............     5,951.7      15,701.9           --     (21,653.6)           --
Other assets..................................        83.4       1,541.4      1,795.3      (1,979.1)      1,441.0
                                                -----------  ------------  -----------  ------------  ------------
                                                 $ 6,583.4    $ 19,389.8    $21,300.5    $(23,660.6)   $ 23,613.1
                                                -----------  ------------  -----------  ------------  ------------
                                                -----------  ------------  -----------  ------------  ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable............................   $      --    $     68.0    $   474.4    $    (43.2)   $    499.2
  Accrued expenses............................       612.7         590.0        923.4           (.3)      2,125.8
  Deferred income.............................          --          16.5        270.0            --         286.5
  Accrued compensation........................          --         144.4        265.9            --         410.3
  Participants' share, residuals and royalties
    payable...................................          --            --      1,227.5            --       1,227.5
  Program rights..............................          --          57.1        158.1         (35.6)        179.6
  Income tax payable..........................          --       1,257.5       (139.7)       (591.3)        526.5
  Current portion of long-term debt...........       282.4          13.5         81.3            --         377.2
                                                -----------  ------------  -----------  ------------  ------------
    Total current liabilities.................       895.1       2,147.0      3,260.9        (670.4)      5,632.6
                                                -----------  ------------  -----------  ------------  ------------

Long-term debt................................     2,214.6       1,050.4        548.4            --       3,813.4
Other liabilities.............................   (17,419.8)      3,302.4      9,008.6       7,226.3       2,117.5

Shareholders' equity:
  Convertible Preferred Stock.................       600.0         104.1         20.4        (124.5)        600.0
  Common Stock................................         7.3         228.7      1,985.3      (2,214.0)          7.3
  Additional paid-in capital..................    10,519.6       7,545.4      6,676.9     (14,167.2)     10,574.7
  Retained earnings...........................    10,764.8       4,977.7        (98.8)    (13,710.8)      1,932.9
  Accumulated other comprehensive income
    (loss)....................................          --          34.1       (101.2)           --         (67.1)
                                                -----------  ------------  -----------  ------------  ------------
                                                  21,891.7      12,890.0      8,482.6     (30,216.5)     13,047.8
  Less treasury stock, at cost................       998.2            --           --            --         998.2
                                                -----------  ------------  -----------  ------------  ------------
    Total shareholders' equity................    20,893.5      12,890.0      8,482.6     (30,216.5)     12,049.6
                                                -----------  ------------  -----------  ------------  ------------
                                                 $ 6,583.4    $ 19,389.8    $21,300.5    $(23,660.6)   $ 23,613.1
                                                -----------  ------------  -----------  ------------  ------------
                                                -----------  ------------  -----------  ------------  ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                               1997
                                                ------------------------------------------------------------------
                                                                              NON-
                                                                VIACOM      GUARANTOR                 VIACOM INC.
                                                VIACOM INC.  INTERNATIONAL AFFILIATES   ELIMINATIONS  CONSOLIDATED
                                                -----------  ------------  -----------  ------------  ------------
ASSETS
Current Assets:
  Cash and cash equivalents...................   $      .1    $     91.5    $   200.7    $       --    $    292.3
  Receivables, net............................        10.2         384.0      2,047.0         (43.5)      2,397.7
  Inventory...................................        13.3         100.5      2,138.9            --       2,252.7
  Other current assets........................        (6.1)         55.6        719.4           1.9         770.8
                                                -----------  ------------  -----------  ------------  ------------
    Total current assets......................        17.5         631.6      5,106.0         (41.6)      5,713.5
                                                -----------  ------------  -----------  ------------  ------------
Property and equipment........................        12.4         478.9      3,828.9            --       4,320.2
  Less accumulated depreciation and
    amortization..............................         2.2         131.9        988.4            --       1,122.5
                                                -----------  ------------  -----------  ------------  ------------
    Net property and equipment................        10.2         347.0      2,840.5            --       3,197.7
                                                -----------  ------------  -----------  ------------  ------------
Inventory.....................................          --         318.2      2,332.4            --       2,650.6
Intangibles, at amortized cost................       112.4         534.4     14,052.8            --      14,699.6
Investments in consolidated subs..............     8,256.9       9,303.0           --     (17,559.9)           --
Other assets..................................       (11.3)        238.0      1,719.7          80.9       2,027.3
                                                -----------  ------------  -----------  ------------  ------------
                                                 $ 8,385.7    $ 11,372.2    $26,051.4    $(17,520.6)   $ 28,288.7
                                                -----------  ------------  -----------  ------------  ------------
                                                -----------  ------------  -----------  ------------  ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable............................   $      --    $     36.0    $   803.3    $   (139.6)   $    699.7
  Accrued expenses............................       113.3         486.9        861.5         113.0       1,574.7
  Deferred income.............................          --          17.0        237.6            --         254.6
  Accrued compensation........................          --         122.4        319.3            --         441.7
  Participants' share, residuals and royalties
    payable...................................          --            --        951.3            --         951.3
  Program rights..............................          --          38.2        175.0         (15.5)        197.7
  Income tax payable..........................        (6.2)      1,405.9       (307.2)       (536.2)        556.3
  Current portion of long-term debt...........       150.0         156.5         70.0            --         376.5
                                                -----------  ------------  -----------  ------------  ------------
    Total current liabilities.................       257.1       2,262.9      3,110.8        (578.3)      5,052.5
                                                -----------  ------------  -----------  ------------  ------------

Long-term debt................................     4,760.5       1,953.9        708.6            --       7,423.0
Other liabilities.............................   (14,112.9)     (4,498.2)    20,248.7         792.0       2,429.6

Shareholders' equity:
  Convertible Preferred Stock.................     1,200.0            --           --            --       1,200.0
  Common Stock................................         7.2         256.6        835.3      (1,091.9)          7.2
  Additional paid-in capital..................    10,329.6       6,745.9      1,071.0      (7,817.0)     10,329.5
  Retained earnings...........................     6,173.7       4,585.0        155.7      (8,825.4)      2,089.0
  Accumulated other comprehensive income
    (loss)....................................          --          66.1        (78.7)           --         (12.6)
                                                -----------  ------------  -----------  ------------  ------------
                                                  17,710.5      11,653.6      1,983.3     (17,734.3)     13,613.1
Less treasury stock, at cost..................       229.5            --           --            --         229.5
                                                -----------  ------------  -----------  ------------  ------------
    Total shareholders' equity................    17,481.0      11,653.6      1,983.3     (17,734.3)     13,383.6
                                                -----------  ------------  -----------  ------------  ------------
                                                 $ 8,385.7    $ 11,372.2    $26,051.4    $(17,520.6)   $ 28,288.7
                                                -----------  ------------  -----------  ------------  ------------
                                                -----------  ------------  -----------  ------------  ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                1998
                                                ---------------------------------------------------------------------
                                                                              NON-
                                                                VIACOM      GUARANTOR                    VIACOM INC.
                                                VIACOM INC.  INTERNATIONAL AFFILIATES    ELIMINATIONS    CONSOLIDATED
                                                -----------  ------------  -----------  ---------------  ------------
Net cash flow provided by (used in) operating
  activities..................................   $   527.3    $   (303.7)   $   640.5      $      --      $    864.1
                                                -----------  ------------  -----------         -----     ------------

Investing Activities:
Proceeds from dispositions....................          --       4,677.3        272.8             --         4,950.1
Acquisitions, net of cash acquired............       (14.9)           --       (111.5)            --          (126.4)
Capital expenditures..........................          --         (88.6)      (514.9)            --          (603.5)
Investments in and advances to affiliated
  companies...................................          --          (3.6)       (96.7)            --          (100.3)
Proceeds from sale of cost investment.........          --         131.7         35.6             --           167.3
Proceeds from sale of short-term
  investments.................................          --         101.4           --             --           101.4
Purchases of short-term investments...........          --        (151.6)          --             --          (151.6)
Other, net....................................          --          (6.9)       (11.7)            --           (18.6)
                                                -----------  ------------  -----------         -----     ------------
Net cash flow provided by (used in) investing
  activities..................................       (14.9)      4,659.7       (426.4)            --         4,218.4
                                                -----------  ------------  -----------         -----     ------------

Financing Activities:
Repayments of credit agreements, net..........    (1,788.6)       (470.0)      (124.4)            --        (2,383.0)
Increase (decrease) in intercompany
  payables....................................     3,140.7      (3,100.7)       (40.0)            --              --
Repayment of notes and debentures.............      (202.6)       (666.7)          --             --          (869.3)
Purchase of treasury stock and warrants.......      (809.6)           --           --             --          (809.6)
Repurchase of Preferred Stock.................      (564.0)           --           --             --          (564.0)
Payment on capital lease obligations..........          --         (20.6)       (90.1)            --          (110.7)
Payment of Preferred Stock dividends..........       (64.8)           --           --             --           (64.8)
Proceeds from exercise of stock options and
  warrants....................................       182.8            --           --             --           182.8
Other, net....................................          --            --         11.1             --            11.1
                                                -----------  ------------  -----------         -----     ------------
Net cash flow used in financing activities....      (106.1)     (4,258.0)      (243.4)            --        (4,607.5)
                                                -----------  ------------  -----------         -----     ------------
Net increase (decrease) in cash and cash
  equivalents.................................       406.3          98.0        (29.3)            --           475.0
Cash and cash equivalents at beginning of
  year........................................          .1          91.5        200.7             --           292.3
                                                -----------  ------------  -----------         -----     ------------
Cash and cash equivalents at end of year......   $   406.4    $    189.5    $   171.4      $      --      $    767.3
                                                -----------  ------------  -----------         -----     ------------
                                                -----------  ------------  -----------         -----     ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                               1997
                                               --------------------------------------------------------------------
                                                                             NON-
                                                               VIACOM     GUARANTOR                    VIACOM INC.
                                               VIACOM INC.  INTERNATIONAL AFFILIATES   ELIMINATIONS    CONSOLIDATED
                                               -----------  ------------  ----------  ---------------  ------------
Net cash flow provided by (used in) operating
  activities.................................   $ 1,275.7    $    109.6   $ (1,045.3)    $      --      $    340.0
                                               -----------  ------------  ----------         -----     ------------
Investing Activities:
Proceeds from dispositions...................          --       1,096.5      1,918.4            --         3,014.9
Acquisitions, net of cash acquired...........       (46.9)           --       (308.2)           --          (355.1)
Capital expenditures.........................          --         (77.9)      (452.4)           --          (530.3)
Investments in and advances to affiliated
  companies..................................          --         (47.5)      (252.9)           --          (300.4)
Proceeds from sale of short-term
  investments................................          --         139.8           --            --           139.8
Purchases of short-term investments..........          --         (81.3)          --            --           (81.3)
Other, net...................................          --            .1         18.1            --            18.2
                                               -----------  ------------  ----------         -----     ------------
Net cash flow provided by (used in) investing
  activities.................................       (46.9)      1,029.7        923.0            --         1,905.8
                                               -----------  ------------  ----------         -----     ------------
Financing Activities:
Repayments of credit agreements, net.........    (1,972.0)       (148.0)        27.7            --        (2,092.3)
Increase (decrease) in intercompany
  payables...................................       734.3        (939.2)       204.9            --              --
Purchase of treasury stock and warrants......        (9.8)           --           --            --            (9.8)
Payment on capital lease obligations.........          --         (21.8)       (44.4)           --           (66.2)
Payment of Preferred Stock dividends.........       (60.0)           --           --            --           (60.0)
Proceeds from exercise of stock options and
  warrants...................................        69.6            --           --            --            69.6
Other, net...................................        (9.8)           --          6.0            --            (3.8)
                                               -----------  ------------  ----------         -----     ------------
Net cash flow provided by (used in) financing
  activities.................................    (1,247.7)     (1,109.0)       194.2            --        (2,162.5)
                                               -----------  ------------  ----------         -----     ------------
Net increase (decrease) in cash and cash
  equivalents................................       (18.9)         30.3         71.9            --            83.3
Cash and cash equivalents at beginning of
  year.......................................        19.0          61.2        128.8            --           209.0
                                               -----------  ------------  ----------         -----     ------------
Cash and cash equivalents at end of year.....   $      .1    $     91.5   $    200.7     $      --      $    292.3
                                               -----------  ------------  ----------         -----     ------------
                                               -----------  ------------  ----------         -----     ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                1996
                                                ---------------------------------------------------------------------
                                                                              NON-
                                                                VIACOM      GUARANTOR                    VIACOM INC.
                                                VIACOM INC.  INTERNATIONAL AFFILIATES    ELIMINATIONS    CONSOLIDATED
                                                -----------  ------------  -----------  ---------------  ------------
Net cash flow provided by (used in) operating
  activities..................................   $ 1,150.6    $ (1,583.2)   $   503.1      $      --      $     70.5
                                                -----------  ------------  -----------         -----     ------------
Investing Activities:
Proceeds from dispositions....................          --       1,700.0        138.1             --         1,838.1
Acquisitions, net of cash acquired............          --            --       (299.8)            --          (299.8)
Capital expenditures..........................          --        (125.5)      (473.1)            --          (598.6)
Investments in and advances to affiliated
  companies...................................          --         (57.3)       (31.5)            --           (88.8)
Proceeds from sale of short-term
  investments.................................          --         137.9           --             --           137.9
Purchases of short-term investments...........          --        (149.2)          --             --          (149.2)
Other, net....................................          --            --           --             --              --
                                                -----------  ------------  -----------         -----     ------------
Net cash flow provided by (used in) investing
  activities..................................          --       1,505.9       (666.3)            --           839.6
                                                -----------  ------------  -----------         -----     ------------
Financing Activities:
Repayments of credit agreements, net..........    (1,293.8)        407.0         27.3             --          (859.5)
Increase (decrease) in intercompany
  payables....................................       320.7        (464.3)       143.6             --              --
Repayment of notes and debentures.............          --         (12.0)       (38.9)            --           (50.9)
Purchase of treasury stock and warrants.......      (223.6)           --           --             --          (223.6)
Payment on capital lease obligations..........          --         (15.5)       (33.4)            --           (48.9)
Payment of Preferred Stock dividends..........       (60.0)           --           --             --           (60.0)
Proceeds from exercise of stock options and
  warrants....................................        95.1            --           --             --            95.1
Other, net....................................       (17.4)           --           --             --           (17.4)
                                                -----------  ------------  -----------         -----     ------------
Net cash flow provided (used by) financing
  activities..................................    (1,179.0)        (84.8)        98.6             --        (1,165.2)
                                                -----------  ------------  -----------         -----     ------------
Net decrease in cash and cash equivalents.....       (28.4)       (162.1)       (64.6)            --          (255.1)
Cash and cash equivalents at beginning of
  year........................................        47.4         223.3        193.4             --           464.1
                                                -----------  ------------  -----------         -----     ------------
Cash and cash equivalents at end of year......   $    19.0    $     61.2    $   128.8      $      --      $    209.0
                                                -----------  ------------  -----------         -----     ------------
                                                -----------  ------------  -----------         -----     ------------

                          VIACOM INC. AND SUBSIDIARIES

                 SCHEDULE II--VALUATION AND QUALIFYING ACCOUNTS

                             (MILLIONS OF DOLLARS)

                      COL. A                           COL. B               COL. C             COL. D        COL. E
--------------------------------------------------  -------------  ------------------------  ----------    -----------
                                                      BALANCE AT    CHARGED TO   CHARGED TO                 BALANCE AT
                                                     BEGINNING OF    COSTS AND      OTHER                     END OF
                   DESCRIPTION                          PERIOD       EXPENSES     ACCOUNTS    DEDUCTIONS      PERIOD
--------------------------------------------------  -------------  -----------  -----------  ----------     -----------
Allowance for doubtful accounts:
  Year ended December 31, 1998....................    $     99.8    $  29.5(D)   $    18.3    $   48.9(A)   $   98.7
  Year ended December 31, 1997....................    $    101.3    $  83.1(D)   $    (6.2)   $   78.4(B)   $   99.8
  Year ended December 31, 1996....................    $    126.0    $  55.1      $     3.1    $   82.9(B)   $  101.3

Valuation allowance on deferred tax assets:
  Year ended December 31, 1998....................    $    106.8    $   --       $     --     $   18.5      $   88.3
  Year ended December 31, 1997....................    $     81.8    $  25.0      $     --     $    --       $  106.8
  Year ended December 31, 1996....................    $     81.8    $   --       $     --     $    --       $   81.8

Reserves for inventory obsolescence:
  Year ended December 31, 1998....................    $    150.6    $  25.7(D)   $    (8.1)   $  111.5      $   56.7
  Year ended December 31, 1997....................    $    105.8    $  98.9(D)   $     --     $   54.1(C)   $  150.6
  Year ended December 31, 1996....................    $    129.6    $  11.2(D)   $   (24.7)   $   10.3(B)   $  105.8

------------------------

Notes:

(A) Primarily related to the sale of Non-Consumer Publishing and amounts written off, net of recoveries.

(B) Includes amounts written off, net of recoveries and amounts related to discontinued operations.

(C) Primarily related to the second quarter 1997 Blockbuster charge associated with the reduction in the carrying value of excess inventory.

(D) Prior year amounts charged to the Statement of Operations have been restated to conform with the current discontinued operations presentation.

                          VIACOM INC. AND SUBSIDIARIES
           JUNE 30, 1999 QUARTERLY CONSOLIDATED FINANCIAL STATEMENTS
                               AND NOTES THERETO
                                  (UNAUDITED)

                          VIACOM INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

               (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                              THREE MONTHS ENDED
                                                                                                   JUNE 30,
                                                                                             --------------------
                                                                                               1999       1998
                                                                                             ---------  ---------
Revenues...................................................................................  $ 3,003.3  $ 2,779.3

Expenses:
  Operating................................................................................    1,935.4    2,309.4
  Selling, general and administrative......................................................      585.6      503.4
  Depreciation and amortization............................................................      200.0      191.9
                                                                                             ---------  ---------
    Total expenses.........................................................................    2,721.0    3,004.7
                                                                                             ---------  ---------

Operating income (loss)....................................................................      282.3     (225.4)

Other income (expense):
  Interest expense, net....................................................................     (106.1)    (156.6)
  Other items, net.........................................................................        6.6       (8.1)
                                                                                             ---------  ---------
Earnings (loss) from continuing operations before income taxes.............................      182.8     (390.1)

  Benefit (provision) for income taxes.....................................................     (105.1)     133.0
  Equity in loss of affiliated companies, net of tax.......................................      (18.2)     (10.6)
  Minority interest........................................................................       (0.2)       0.4
                                                                                             ---------  ---------
Earnings (loss) from continuing operations.................................................       59.3     (267.3)

Discontinued operations (Note 5):
  Loss, net of tax.........................................................................         --      (13.7)
  Gain on dispositions.....................................................................         --        0.3
                                                                                             ---------  ---------
Net earnings (loss)........................................................................       59.3     (280.7)
  Cumulative convertible preferred stock dividend requirement..............................         --      (15.0)
                                                                                             ---------  ---------
Net earnings (loss) attributable to common stock...........................................  $    59.3  $  (295.7)
                                                                                             ---------  ---------
                                                                                             ---------  ---------

Earnings (loss) per common share:
Basic:
  Net earnings (loss) from continuing operations...........................................  $    0.09  $   (0.40)
  Net earnings (loss)......................................................................  $    0.09  $   (0.41)

Diluted:
  Net earnings (loss) from continuing operations...........................................  $    0.08  $   (0.40)
  Net earnings (loss)......................................................................  $    0.08  $   (0.41)

Weighted average number of common shares:
  Basic....................................................................................      690.6      713.2
  Diluted..................................................................................      705.0      713.2

                See notes to consolidated financial statements.

                          VIACOM INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

               (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                               SIX MONTHS ENDED
                                                                                                   JUNE 30,
                                                                                             --------------------
                                                                                               1999       1998
                                                                                             ---------  ---------
Revenues...................................................................................  $ 5,954.4  $ 5,464.9

Expenses:
  Operating................................................................................    3,887.6    4,113.6
  Selling, general and administrative......................................................    1,109.9      924.6
  Depreciation and amortization............................................................      397.1      378.7
                                                                                             ---------  ---------
    Total expenses.........................................................................    5,394.6    5,416.9
                                                                                             ---------  ---------

Operating income...........................................................................      559.8       48.0

Other income (expense):
  Interest expense, net....................................................................     (200.4)    (310.7)
  Other items, net.........................................................................        5.3       (4.5)
                                                                                             ---------  ---------
Earnings (loss) from continuing operations before income taxes.............................      364.7     (267.2)

  Benefit (provision) for income taxes.....................................................     (202.4)      65.2
  Equity in loss of affiliated companies, net of tax.......................................      (34.3)     (18.3)
  Minority interest........................................................................       (0.3)       0.6
                                                                                             ---------  ---------
Earnings (loss) from continuing operations.................................................      127.7     (219.7)

Discontinued operations (Note 5):
  Loss, net of tax.........................................................................         --      (59.9)
  Gain on dispositions.....................................................................         --        0.3
                                                                                             ---------  ---------
Net earnings (loss) before extraordinary loss..............................................      127.7     (279.3)
  Extraordinary loss, net of tax...........................................................      (23.5)        --
                                                                                             ---------  ---------

Net earnings (loss)........................................................................      104.2     (279.3)
  Cumulative convertible preferred stock dividend requirement..............................       (0.4)     (30.0)
  Premium on repurchase of preferred stock.................................................      (12.0)        --
                                                                                             ---------  ---------
Net earnings (loss) attributable to common stock...........................................  $    91.8  $  (309.3)
                                                                                             ---------  ---------
                                                                                             ---------  ---------

Earnings (loss) per common share:
Basic:
  Net earnings (loss) from continuing operations...........................................  $    0.17  $   (0.35)
  Net earnings (loss)......................................................................  $    0.13  $   (0.43)

Diluted:
  Net earnings (loss) from continuing operations...........................................  $    0.16  $   (0.35)
  Net earnings (loss)......................................................................  $    0.13  $   (0.43)

Weighted average number of common shares:
  Basic....................................................................................      693.4      711.8
  Diluted..................................................................................      708.1      711.8

                See notes to consolidated financial statements.

                          VIACOM INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

               (UNAUDITED; IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                          JUNE 30,   DECEMBER 31,
                                                                                            1999         1998
                                                                                         ----------  ------------
                                        ASSETS
Current Assets:
  Cash and cash equivalents............................................................  $    616.0   $    767.3
  Receivables, less allowances of $109.7 (1999)
    and $98.7 (1998)...................................................................     1,577.6      1,759.1
  Inventory (Note 6)...................................................................     1,738.5      1,805.5
  Other current assets.................................................................       883.2        732.6
                                                                                         ----------  ------------
      Total current assets.............................................................     4,815.3      5,064.5
                                                                                         ----------  ------------
Property and equipment, at cost........................................................     4,912.7      4,537.0
  Less accumulated depreciation........................................................     1,663.9      1,457.5
                                                                                         ----------  ------------
      Net property and equipment.......................................................     3,248.8      3,079.5
                                                                                         ----------  ------------
Inventory (Note 6).....................................................................     2,667.6      2,470.8
Intangibles, at amortized cost.........................................................    11,489.7     11,557.3
Other assets...........................................................................     1,582.0      1,441.0
                                                                                         ----------  ------------
                                                                                         $ 23,803.4   $ 23,613.1
                                                                                         ----------  ------------
                                                                                         ----------  ------------
                         LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable.....................................................................  $    420.7   $    499.2
  Accrued compensation.................................................................       287.7        410.3
  Participants' share, residuals and royalties payable.................................     1,094.3      1,227.5
  Income tax payable...................................................................       195.5        526.5
  Current portion of long-term debt (Note 7)...........................................       328.2        377.2
  Accrued expenses and other...........................................................     1,961.1      2,591.9
                                                                                         ----------  ------------
      Total current liabilities........................................................     4,287.5      5,632.6
                                                                                         ----------  ------------
Long-term debt (Note 7)................................................................     6,424.3      3,813.4
Other liabilities......................................................................     1,876.8      2,117.5

Commitments and contingencies (Note 8)

Shareholders' Equity:
  Convertible Preferred Stock, par value $.01 per share; 200.0 shares
    authorized; 12.0 (1998) shares issued and outstanding..............................          --        600.0
  Class A Common Stock, par value $.01 per share; 200.0 shares
    authorized; 140.5 (1999) and 141.6 (1998) shares issued............................         1.4          1.4
  Class B Common Stock, par value $.01 per share; 1,000.0 shares
    authorized; 594.8 (1999) and 591.9 (1998) shares issued............................         5.9          5.9
  Additional paid-in capital...........................................................    10,593.2     10,574.7
  Retained earnings....................................................................     2,017.9      1,932.9
  Accumulated other comprehensive loss (Note 1)........................................       (42.5)       (67.1)
                                                                                         ----------  ------------
                                                                                           12,575.9     13,047.8
  Less treasury stock, at cost; 46.8 (1999) and 38.5 (1998) shares.....................     1,361.1        998.2
                                                                                         ----------  ------------
      Total shareholders' equity.......................................................    11,214.8     12,049.6
                                                                                         ----------  ------------
                                                                                         $ 23,803.4   $ 23,613.1
                                                                                         ----------  ------------
                                                                                         ----------  ------------

                See notes to consolidated financial statements.

                          VIACOM INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                            (UNAUDITED; IN MILLIONS)

                                                                                                SIX MONTHS ENDED
                                                                                                    JUNE 30,
                                                                                              --------------------
                                                                                                1999       1998
                                                                                              ---------  ---------
OPERATING ACTIVITIES:
Net earnings (loss).........................................................................  $   104.2  $  (279.3)
Adjustments to reconcile net earnings (loss) to net cash flow from operating activities:
  Depreciation and amortization.............................................................      397.1      464.9
  Distribution from affiliated companies....................................................       14.4       10.2
  Gain on sale of investment................................................................         --      (10.7)
  Equity in loss of affiliated companies....................................................       34.3       18.3
  Change in operating assets and liabilities:
    Decrease in receivables.................................................................      181.5      455.5
    Decrease (increase) in inventory and related programming liabilities, net...............     (266.6)     244.7
    Increase in prepaid expenses and other current assets...................................     (167.2)     (15.3)
    Decrease (increase) in unbilled receivables.............................................      (14.3)      46.5
    Decrease in accounts payable and accrued expenses.......................................     (835.3)    (365.0)
    Decrease in taxes payable and deferred income taxes, net................................     (351.4)    (738.3)
    Increase in deferred income.............................................................       38.2       15.0
    Other, net..............................................................................      (40.8)      86.1
                                                                                              ---------  ---------
Net cash flow from operating activities.....................................................     (905.9)     (67.4)
                                                                                              ---------  ---------
INVESTING ACTIVITIES:
  Capital expenditures......................................................................     (320.4)    (264.0)
  Acquisitions, net of cash acquired........................................................     (277.4)     (72.8)
  Investments in and advances to affiliated companies.......................................      (84.4)     (51.0)
  Proceeds from sales of short-term investments.............................................      222.5       53.4
  Purchases of short-term investments.......................................................     (215.3)     (48.8)
  Other, net................................................................................         --        4.0
                                                                                              ---------  ---------
Net cash flow from investing activities.....................................................     (675.0)    (379.2)
                                                                                              ---------  ---------
FINANCING ACTIVITIES:
  Borrowings from banks, net................................................................    2,776.6      883.9
  Repurchase of Preferred Stock.............................................................     (612.0)        --
  Purchase of treasury stock and warrants...................................................     (402.3)        --
  Repayment of notes and debentures.........................................................     (323.1)    (400.0)
  Payment of capital lease obligations......................................................      (44.5)     (35.6)
  Proceeds from exercise of stock options and warrants......................................       42.4       71.7
  Other, net................................................................................       (7.5)     (29.8)
                                                                                              ---------  ---------
Net cash flow from financing activities.....................................................    1,429.6      490.2
                                                                                              ---------  ---------
  Net increase (decrease) in cash and cash equivalents......................................     (151.3)      43.6
  Cash and cash equivalents at beginning of the period......................................      767.3      292.3
                                                                                              ---------  ---------
Cash and cash equivalents at end of period..................................................  $   616.0  $   335.9
                                                                                              ---------  ---------
                                                                                              ---------  ---------
SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash payments for interest, net of amounts capitalized....................................  $   236.5  $   315.1
  Cash payments for income taxes............................................................  $   524.3  $   620.2
NON CASH INVESTING AND FINANCING ACTIVITIES:
  Property and equipment acquired under capitalized leases..................................  $   117.5  $    17.6

                See notes to consolidated financial statements.

                          VIACOM INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

1) BASIS OF PRESENTATION

    Viacom Inc. (the "Company") is a diversified entertainment company with operations in six segments: (i) Networks, (ii) Entertainment, (iii) Video, (iv) Parks, (v) Publishing and (vi) Online. See Note 5 regarding the presentation of discontinued operations.

    The accompanying unaudited consolidated financial statements of the Company have been prepared pursuant to the rules of the Securities and Exchange Commission. These financial statements should be read in conjunction with the more detailed financial statements and notes thereto included in the Company's most recent annual report on Form 10-K.

    In the opinion of management, the accompanying financial statements reflect all adjustments, consisting of only normal and recurring adjustments, necessary for a fair presentation of the financial position and results of operations and cash flows of the Company for the periods presented. Certain previously reported amounts have been reclassified to conform with the current presentation.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    NET EARNINGS (LOSS) PER COMMON SHARE--Basic earnings per share ("EPS") is computed by dividing the net earnings applicable to common shares by the weighted average of common shares outstanding during the period. Diluted EPS adjusts the basic weighted average of common shares outstanding by the assumed conversion of convertible securities and exercise of stock options only in the periods in which such effect would have been dilutive. Prior period amounts have been adjusted to reflect the effect of the 2-for-1 stock split (see Note 3). The table below presents a reconciliation of weighted average shares used in the calculation of basic and diluted EPS:

                                                               THREE MONTHS ENDED     SIX MONTHS ENDED
                                                                    JUNE 30,              JUNE 30,
                                                              --------------------  --------------------
                                                                1999       1998       1999       1998
                                                              ---------  ---------  ---------  ---------
Weighted average shares for basic EPS.......................      690.6      713.2      693.4      711.8
Incremental shares for stock options & warrants.............       14.4         --       14.7         --
                                                              ---------  ---------  ---------  ---------
Weighted average shares for diluted EPS.....................      705.0      713.2      708.1      711.8
                                                              ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------

    COMPREHENSIVE INCOME (LOSS)--Total comprehensive income (loss) for the Company includes net income and other comprehensive income items including unrealized gain (loss) on securities, cumulative translation adjustments and minimum pension liability adjustments. Total comprehensive income (loss) for the three months ended June 30, 1999 and 1998 was $62.1 million and $(297.8) million, respectively, and for the six months ended June 30, 1999 and 1998 was $128.8 million and $(277.8) million, respectively.

2) SUBSEQUENT EVENTS

    On July 19, 1999, Blockbuster Inc., a wholly owned subsidiary of the Company, amended a previously filed registration statement on Form S-1 with the Securities and Exchange Commission for a proposed

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

2) SUBSEQUENT EVENTS (CONTINUED)

initial public offering of 31 million shares of Blockbuster's Class A common stock, representing approximately 17.7% of its shares. The underwriters will be granted an option to acquire up to an additional 4.65 million shares to cover over-allotments. It is currently estimated that the initial public offering price will be between $16 and $18 per share. Blockbuster will use the net proceeds of the offering to repay outstanding indebtedness under its credit agreement.

    On July 7, 1999, the Viacom Five-Year Warrants expired. The Company received proceeds of approximately $317 million and issued approximately 9.0 million shares of its Class B Common Stock in connection with the exercise of 4.5 million warrants issued as part of the 1994 acquisition of Paramount Communications.

3) STOCK TRANSACTIONS AND ACQUISITIONS

    On March 24, 1999, the Company initiated a repurchase program which was subsequently expanded, to acquire up to $600 million of the Company's common stock and warrants. As of June 30, 1999, the Company had repurchased 25,000 shares of Class A Common Stock, 8,825,800 shares of Class B Common Stock and 1,095,900 Viacom Five-Year Warrants, which expired July 7, 1999, for $393.1 million in the aggregate. During the period June 30 through July 28, 1999, the Company repurchased 690,000 shares of Class B Common Stock and the cumulative repurchase program totaled $423.4 million in the aggregate.

    The Board of Directors of the Company declared a 2-for-1 common stock split in the form of a dividend. The additional shares were issued on March 31, 1999 to shareholders of record on March 15, 1999. All common share and per share amounts have been adjusted to reflect the stock split for all periods presented.

    On June 21, 1999, the Company completed its tender offer for all outstanding shares of Spelling Entertainment Group Inc. ("Spelling") common stock that it did not already own for $9.75 per share in cash. The tendered shares, along with the shares already owned by the Company, represented approximately 97% of all of the issued and outstanding shares of Spelling. The tender offer was made under the terms of a merger agreement between the Company and Spelling. On June 23, 1999, the Company acquired the remaining outstanding shares of Spelling, approximately 3%, through a merger of Spelling and a wholly owned subsidiary of the Company. As a result of the merger, each share of Spelling common stock was also converted into the right to receive $9.75 in cash. The total consideration for tendered shares and merger was approximately $176 million. The Company has begun the process of integrating certain operations of Spelling into Paramount Television.

4) RECEIVABLES

    As of June 30, 1999, the Company had an aggregate of $363.3 million outstanding under revolving receivable securitization programs. Proceeds from the sale of these receivables were used to reduce outstanding borrowings. The resulting loss on the sale of receivables was not material to the Company's financial position and results of operations.

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

5) DISCONTINUED OPERATIONS

    In accordance with Accounting Principles Board Opinion 30, "Reporting the Results of Operations Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", the Company has presented its educational, professional and reference publishing businesses ("Non-Consumer Publishing") and its music retail stores ("Music") as discontinued operations, as these businesses were sold on November 27, 1998 and October 26, 1998, respectively.

    The gain on dispositions for the three and six months ended June 30, 1998 represents the reversal of cable split-off reserves that were no longer required.

    Summarized financial results of discontinued operations are as follows:

                                                                                  NON-CONSUMER
                                                                                   PUBLISHING       MUSIC      TOTAL
                                                                                 ---------------  ---------  ---------
For the three months ended June 30, 1998:
Revenues.......................................................................     $   422.0     $   122.6  $   544.6
Loss from operations before income taxes.......................................         (21.6)         (6.8)     (28.4)
Benefit for income taxes.......................................................          12.1           2.6       14.7
Net loss.......................................................................          (9.5)         (4.2)     (13.7)

For the six months ended June 30, 1998:
Revenues.......................................................................     $   690.5     $   255.9  $   946.4
Loss from operations before income taxes.......................................        (113.1)        (16.4)    (129.5)
Benefit for income taxes.......................................................          63.3           6.3       69.6
Net loss.......................................................................         (49.8)        (10.1)     (59.9)

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

6) INVENTORY

                                                                                  JUNE 30, 1999  DECEMBER 31, 1998
                                                                                  -------------  -----------------
Merchandise inventory, including sell-through videocassettes....................   $     303.9      $     381.9
Videocassette rental inventory..................................................         457.8            404.1
Publishing:
  Finished goods................................................................          68.9             59.7
  Work in process...............................................................           6.6              6.9
  Raw materials.................................................................           3.6              2.5
Other...........................................................................          28.8             17.7
                                                                                  -------------        --------
                                                                                         869.6            872.8
  Less current portion..........................................................         411.8            468.7
                                                                                  -------------        --------
                                                                                         457.8            404.1
                                                                                  -------------        --------
Theatrical and television inventory:
  Theatrical and television productions:
    Released....................................................................       1,828.1          1,800.4
    Completed, not released.....................................................          38.5             35.9
    In process and other........................................................         381.8            321.0
  Program rights................................................................       1,288.1          1,246.2
                                                                                  -------------        --------
                                                                                       3,536.5          3,403.5
  Less current portion..........................................................       1,326.7          1,336.8
                                                                                  -------------        --------
                                                                                       2,209.8          2,066.7
                                                                                  -------------        --------
Total Current Inventory.........................................................   $   1,738.5      $   1,805.5
                                                                                  -------------        --------
                                                                                  -------------        --------
Total Non-Current Inventory.....................................................   $   2,667.6      $   2,470.8
                                                                                  -------------        --------
                                                                                  -------------        --------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

7) LONG-TERM DEBT

    The following table sets forth the Company's long-term debt, net of current portion:

                                                                                  JUNE 30, 1999  DECEMBER 31, 1998
                                                                                  -------------  -----------------
Notes payable to banks..........................................................   $   3,646.8      $     868.5
5.875% Senior Notes due 2000, net of unamortized discount of $.1 (1999) and $.2
  (1998)........................................................................         149.9            149.8
7.5% Senior Notes due 2002, net of unamortized discount of $1.1 (1999) and $1.3
  (1998)........................................................................         248.9            248.7
6.75% Senior Notes due 2003, net of unamortized discount of $.2 (1999 and
  1998).........................................................................         349.8            349.8
7.75% Senior Notes due 2005, net of unamortized discount of $5.5 (1999) and $5.9
  (1998)........................................................................         965.5            965.0
7.625% Senior Debentures due 2016, net of unamortized discount of $1.2 (1999 and
  1998).........................................................................         198.8            198.7
8.25% Senior Debentures due 2022, net of unamortized discount of $2.5 (1999) and
  $2.6 (1998)...................................................................         247.5            247.4
7.5% Senior Debentures due 2023, net of unamortized discount of $.4 (1999) and
  $.5 (1998)....................................................................         149.6            149.5
10.25% Senior Subordinated Notes due 2001.......................................          35.3             36.3
8.0% Merger Debentures due 2006, net of unamortized discount of $15.8 (1999) and
  $44.1 (1998)..................................................................         194.2            475.2
Other Notes.....................................................................            --               .3
Obligations under capital leases................................................         566.2            501.4
                                                                                  -------------        --------
                                                                                       6,752.5          4,190.6
Less current portion............................................................         328.2            377.2
                                                                                  -------------        --------
                                                                                   $   6,424.3      $   3,813.4
                                                                                  -------------        --------
                                                                                  -------------        --------

    On July 7, 1999, the Company completed the redemption of the remaining $210 million principal amount of its 8.0% Merger Debentures.

    On June 21, 1999, Blockbuster Inc. entered into a $1.9 billion unsecured credit agreement (the "Blockbuster Credit Agreement") with a syndicate of banks. The Blockbuster Credit Agreement is comprised of a $700 million revolving loan due July 1, 2004, a $600 million term loan due in quarterly installments beginning April 1, 2002 and ending July 1, 2004, and a $600 million revolving loan due June 19, 2000. A varying commitment fee is charged on the unused amount of the revolving loans. Interest rates are based on the prime rate or LIBOR at Blockbuster's option at the time of borrowing.

    The Blockbuster Credit Agreement contains covenants, which, among other things, relates to the payment of dividends, repurchase of Blockbuster's common stock or other distributions and also requires compliance with financial covenants with respect to a maximum leverage ratio and a minimum fixed charge ratio.

    On June 23, 1999, Blockbuster Inc. borrowed $1.6 billion, comprised of $400 million borrowed under the long-term revolving loan, $600 million borrowed under the term loan, and $600 million under the

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

7) LONG-TERM DEBT (CONTINUED)

short-term revolving loan. The weighted average interest rates at June 30, 1999 for these borrowings are 6.9%, 6.9%, and 6.8%, respectively. The proceeds of the borrowings were used to pay amounts owed to the Company. The Company used such proceeds to permanently reduce its commitments under the March 1997 Credit Agreements by $1.139 billion.

    On May 21, 1999, the Company amended the March 1997 Credit Agreements to, among other things, provide for the Blockbuster Credit Agreement.

    On May 6, 1999, the 364-day film financing credit agreement, guaranteed by Viacom International Inc. and the Company, was paid in full and on May 7, 1999, the credit agreement terminated.

    As of June 30, 1999, the Company's scheduled maturities of indebtedness through December 31, 2003, assuming full utilization of the March 1997 Credit Agreements, as amended, and the Blockbuster Credit Agreement are $245.2 million
(1999), $1.6 billion (2000), $1.8 billion (2001), $2.2 billion (2002) and $625.0 million (2003). The Company's maturities of long-term debt outstanding at June 30, 1999, excluding capital leases, are $245.2 million (1999), $882.5 million
(2000), $304.6 million (2001), $2.0 billion (2002) and $625.0 million (2003).
The Company has classified certain short-term indebtedness as long-term debt based upon its intent and ability to refinance such indebtedness on a long-term basis.

8) COMMITMENTS AND CONTINGENCIES

    The commitments of the Company for program license fees, which are not reflected in the balance sheet as of June 30, 1999 and are estimated to aggregate $1.2 billion, principally reflect Showtime Networks Inc.'s ("SNI's") commitments of $918.9 million for the acquisition of programming rights and the production of original programming, and exclude intersegment commitments between the Networks and Entertainment segments of $847.2 million. The estimate is based upon a number of factors. A majority of such fees are payable over several years, as part of normal programming expenditures of SNI. These commitments to acquire programming rights are contingent upon delivery of motion pictures which are not yet available for premium television exhibition and, in many cases, have not yet been produced.

9) PROVISION FOR INCOME TAXES

    The provision for income taxes represents federal, state and foreign income taxes on earnings before income taxes. The estimated effective tax rates of 55.5% for 1999 and 54.7% for 1998 were both adversely affected by amortization of intangibles in excess of the amounts deductible for tax purposes. Excluding the non-deductible amortization of intangibles, the estimated effective tax rates would have been 37.7% for 1999 and 28.1% for 1998.

    Due to the unusual nature of the 1998 second quarter charge associated with the change in accounting for rental tape amortization, the full income tax effect is reflected in the second quarter 1998 tax provision and is excluded from the estimated annual effective tax rate.

10) OPERATING SEGMENTS

    The following table sets forth the Company's financial performance by operating segment. Prior period results have been reclassified to conform to the new presentation. Intersegment revenues, recorded at fair market value, of the Entertainment segment were $58.8 million and $108.4 million for the three and

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

10) OPERATING SEGMENTS (CONTINUED)

six months ended June 30, 1999 and $25.7 million and $56.0 million for the three and six months ended June 30, 1998, respectively. All other intersegment revenues were immaterial for each of the periods presented.

                                                                      THREE MONTHS ENDED     SIX MONTHS ENDED
                                                                           JUNE 30,              JUNE 30,
                                                                     --------------------  --------------------
                                                                       1999       1998       1999       1998
                                                                     ---------  ---------  ---------  ---------
REVENUES:
Networks...........................................................  $   704.4  $   597.3  $ 1,368.2  $ 1,142.0
Entertainment......................................................    1,025.2    1,043.1    2,117.5    2,162.0
Video..............................................................    1,041.7      890.0    2,154.7    1,821.2
Parks..............................................................      148.4      151.2      158.9      164.0
Publishing.........................................................      145.8      122.5      268.5      230.9
Online.............................................................        5.2        2.5        9.9        4.7
Intercompany eliminations..........................................      (67.4)     (27.3)    (123.3)     (59.9)
                                                                     ---------  ---------  ---------  ---------
  Total revenues...................................................  $ 3,003.3  $ 2,779.3  $ 5,954.4  $ 5,464.9
                                                                     ---------  ---------  ---------  ---------
                                                                     ---------  ---------  ---------  ---------

EBITDA:
Networks...........................................................  $   219.3  $   175.1  $   420.8  $   325.4
Entertainment......................................................      165.8      153.5      328.6      327.3
Video..............................................................      104.5     (359.2)     249.6     (192.0)
Parks..............................................................       28.6       27.5       25.9       25.4
Publishing.........................................................       16.9        9.6       22.6       14.0
Online.............................................................       (6.0)      (0.2)      (7.0)       0.3
                                                                     ---------  ---------  ---------  ---------
  Total segment EBITDA.............................................      529.1        6.3    1,040.5      500.4

RECONCILIATION TO OPERATING INCOME:
Corporate/Eliminations.............................................      (46.8)     (39.8)     (83.6)     (73.7)
Depreciation and amortization......................................     (200.0)    (191.9)    (397.1)    (378.7)
                                                                     ---------  ---------  ---------  ---------
  Total operating income...........................................  $   282.3  $  (225.4) $   559.8  $    48.0
                                                                     ---------  ---------  ---------  ---------
                                                                     ---------  ---------  ---------  ---------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

11) CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

    Viacom International Inc. ("Viacom International") is a wholly owned subsidiary of the Company. The Company has fully and unconditionally guaranteed Viacom International debt securities. The Company has determined that separate financial statements and other disclosures concerning Viacom International are not material to investors. The following condensed consolidating financial statements present the results of operations, financial position and cash flows of the Company, Viacom International (in each case, carrying investments in Non-Guarantor Affiliates under the equity method), the direct and indirect Non-Guarantor Affiliates of the Company, and the eliminations necessary to arrive at the information for the Company on a consolidated basis. Certain prior year equity eliminations have been reclassified to conform with the current period presentation.

                                                                  THREE MONTHS ENDED JUNE 30, 1999
                                                  -----------------------------------------------------------------
                                                                              NON-                       VIACOM
                                                   VIACOM       VIACOM       GUARANTOR                     INC.
                                                    INC.     INTERNATIONAL  AFFILIATES   ELIMINATIONS  CONSOLIDATED
                                                  ---------  -------------  -----------  ------------  ------------
 Revenues.......................................  $    10.2    $   485.4     $ 2,616.3    $   (108.6)   $  3,003.3

Expenses:
  Operating.....................................        9.0        158.6       1,876.4        (108.6)      1,935.4
  Selling, general and administrative...........        0.4        189.5         395.7            --         585.6
  Depreciation and amortization.................        0.9         21.6         177.5            --         200.0
                                                  ---------       ------    -----------  ------------  ------------
      Total expenses............................       10.3        369.7       2,449.6        (108.6)      2,721.0
                                                  ---------       ------    -----------  ------------  ------------
Operating income (loss).........................       (0.1)       115.7         166.7            --         282.3

Other income (expense):
  Interest expense, net.........................      (96.1)        27.3         (37.3)           --        (106.1)
  Other items, net..............................       (5.1)         5.6           6.1            --           6.6
                                                  ---------       ------    -----------  ------------  ------------
Earnings (loss) from continuing operations
  before income taxes...........................     (101.3)       148.6         135.5            --         182.8
  Benefit (provision) for income taxes..........       41.5        (60.9)        (85.7)           --        (105.1)
  Equity in earnings (loss) of affiliated
    companies, net of tax.......................      119.1         31.4         (23.9)       (144.8)        (18.2)
  Minority interest.............................         --           --          (0.2)           --          (0.2)
                                                  ---------       ------    -----------  ------------  ------------
Net earnings....................................  $    59.3    $   119.1     $    25.7    $   (144.8)   $     59.3
                                                  ---------       ------    -----------  ------------  ------------
                                                  ---------       ------    -----------  ------------  ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

11) CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (CONTINUED)

                                                                   SIX MONTHS ENDED JUNE 30, 1999
                                                  -----------------------------------------------------------------
                                                                               NON-                       VIACOM
                                                   VIACOM       VIACOM       GUARANTOR                     INC.
                                                    INC.     INTERNATIONAL  AFFILIATES   ELIMINATIONS  CONSOLIDATED
                                                  ---------  -------------  -----------  ------------  ------------
Revenues........................................  $    19.3    $   937.7     $ 5,114.4    $   (117.0)   $  5,954.4

Expenses:
  Operating.....................................       18.5        306.9       3,679.2        (117.0)      3,887.6
  Selling, general and administrative...........        1.2        358.4         750.3            --       1,109.9
  Depreciation and amortization.................        1.8         44.0         351.3            --         397.1
                                                  ---------       ------    -----------  ------------  ------------
      Total expenses............................       21.5        709.3       4,780.8        (117.0)      5,394.6
                                                  ---------       ------    -----------  ------------  ------------

Operating income (loss).........................       (2.2)       228.4         333.6            --         559.8

Other income (expense):
  Interest expense, net.........................     (177.4)        50.2         (73.2)           --        (200.4)
  Other items, net..............................      (10.5)         5.0          10.8            --           5.3
                                                  ---------       ------    -----------  ------------  ------------
Earnings (loss) from continuing operations
  before income taxes...........................     (190.1)       283.6         271.2            --         364.7
  Benefit (provision) for income taxes..........       77.9       (116.2)       (164.1)           --        (202.4)
  Equity in earnings (loss) of affiliated
    companies, net of tax.......................      239.6         72.5         (43.8)       (302.6)        (34.3)
  Minority interest.............................         --           --          (0.3)           --          (0.3)
                                                  ---------       ------    -----------  ------------  ------------
Net earnings before extraordinary loss..........      127.4        239.9          63.0        (302.6)        127.7
  Extraordinary loss, net of tax................      (23.2)        (0.3)           --            --         (23.5)
                                                  ---------       ------    -----------  ------------  ------------
Net earnings....................................      104.2        239.6          63.0        (302.6)        104.2
  Cumulative convertible preferred stock
    dividend requirement........................       (0.4)          --            --            --          (0.4)
  Premium on repurchase of preferred stock......      (12.0)          --            --            --         (12.0)
                                                  ---------       ------    -----------  ------------  ------------
Net earnings attributable to common stock.......  $    91.8    $   239.6     $    63.0    $   (302.6)   $     91.8
                                                  ---------       ------    -----------  ------------  ------------
                                                  ---------       ------    -----------  ------------  ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

11) CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (CONTINUED)

                                                                  THREE MONTHS ENDED JUNE 30, 1998
                                                  -----------------------------------------------------------------
                                                                              NON-                        VIACOM
                                                   VIACOM       VIACOM      GUARANTOR                      INC.
                                                    INC.     INTERNATIONAL AFFILIATES   ELIMINATIONS   CONSOLIDATED
                                                  ---------  ------------  -----------  -------------  ------------
Revenues........................................  $    10.5   $    392.0    $ 2,383.6     $    (6.8)    $  2,779.3

Expenses:
  Operating.....................................        7.2        138.3      2,170.7          (6.8)       2,309.4
  Selling, general and administrative...........        0.4        152.2        350.8            --          503.4
  Depreciation and amortization.................        0.6         23.3        168.0            --          191.9
                                                  ---------  ------------  -----------       ------    ------------
      Total expenses............................        8.2        313.8      2,689.5          (6.8)       3,004.7
                                                  ---------  ------------  -----------       ------    ------------

Operating income (loss).........................        2.3         78.2       (305.9)           --         (225.4)

Other income (expense):
  Interest expense, net.........................     (137.3)        (9.1)       (10.2)           --         (156.6)
  Other items, net..............................       (6.5)        (0.7)        (0.9)           --           (8.1)
                                                  ---------  ------------  -----------       ------    ------------
Earnings (loss) from continuing operations
  before income taxes...........................     (141.5)        68.4       (317.0)           --         (390.1)
  Benefit (provision) for income taxes..........       56.7        (27.2)       103.5            --          133.0
  Equity in loss of affiliated companies, net of
    tax.........................................     (195.9)      (237.4)       (14.2)        436.9          (10.6)
  Minority interest.............................         --           --          0.4            --            0.4
                                                  ---------  ------------  -----------       ------    ------------
Loss from continuing operations.................     (280.7)      (196.2)      (227.3)        436.9         (267.3)
Discontinued operations:
  Loss from discontinued operations.............         --           --        (13.7)           --          (13.7)
  Gain on dispositions..........................         --          0.3           --            --            0.3
                                                  ---------  ------------  -----------       ------    ------------
Net loss........................................     (280.7)      (195.9)      (241.0)        436.9         (280.7)
  Cumulative convertible preferred stock
    dividend requirement........................      (15.0)          --           --            --          (15.0)
                                                  ---------  ------------  -----------       ------    ------------
Net loss attributable to common stock...........  $  (295.7)  $   (195.9)   $  (241.0)    $   436.9     $   (295.7)
                                                  ---------  ------------  -----------       ------    ------------
                                                  ---------  ------------  -----------       ------    ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

11) CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (CONTINUED)

                                                                   SIX MONTHS ENDED JUNE 30, 1998
                                                  -----------------------------------------------------------------
                                                                              NON-                        VIACOM
                                                   VIACOM       VIACOM      GUARANTOR                      INC.
                                                    INC.     INTERNATIONAL AFFILIATES   ELIMINATIONS   CONSOLIDATED
                                                  ---------  ------------  -----------  -------------  ------------
Revenues........................................  $    20.6   $    737.9    $ 4,719.2     $   (12.8)    $  5,464.9

Expenses:
  Operating.....................................       17.4        263.3      3,845.7         (12.8)       4,113.6
  Selling, general and administrative...........        1.4        270.9        652.3            --          924.6
  Depreciation and amortization.................        1.2         41.7        335.8            --          378.7
                                                  ---------  ------------  -----------       ------    ------------
      Total expenses............................       20.0        575.9      4,833.8         (12.8)       5,416.9
                                                  ---------  ------------  -----------       ------    ------------

Operating income (loss).........................        0.6        162.0       (114.6)           --           48.0

Other income (expense):
  Interest expense, net.........................     (264.8)       (21.0)       (24.9)           --         (310.7)
  Other items, net..............................       (9.1)         8.1         (3.5)           --           (4.5)
                                                  ---------  ------------  -----------       ------    ------------
Earnings (loss) from continuing operations
  before income taxes...........................     (273.3)       149.1       (143.0)           --         (267.2)
  Benefit (provision) for income taxes..........      112.0        (61.1)        14.3            --           65.2
  Equity in loss of affiliated companies, net of
    tax.........................................     (118.0)      (207.5)       (25.2)        332.4          (18.3)
  Minority interest.............................         --          1.2         (0.6)           --            0.6
                                                  ---------  ------------  -----------       ------    ------------
Loss from continuing operations.................     (279.3)      (118.3)      (154.5)        332.4         (219.7)
Discontinued operations:
  Loss from discontinued operations.............         --           --        (59.9)           --          (59.9)
  Gain on dispositions..........................         --          0.3           --            --            0.3
                                                  ---------  ------------  -----------       ------    ------------
Net loss........................................     (279.3)      (118.0)      (214.4)        332.4         (279.3)
  Cumulative convertible preferred stock
    dividend requirement........................      (30.0)          --           --            --          (30.0)
                                                  ---------  ------------  -----------       ------    ------------
Net loss attributable to common stock...........  $  (309.3)  $   (118.0)   $  (214.4)    $   332.4     $   (309.3)
                                                  ---------  ------------  -----------       ------    ------------
                                                  ---------  ------------  -----------       ------    ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

11) CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (CONTINUED)

                                                                        JUNE 30, 1999
                                              -----------------------------------------------------------------
                                                                            NON-
                                                VIACOM        VIACOM     GUARANTOR                 VIACOM INC.
                                                 INC.      INTERNATIONAL AFFILIATES  ELIMINATIONS  CONSOLIDATED
                                              -----------  ------------  ----------  ------------  ------------
ASSETS
Current Assets:
  Cash and cash equivalents.................  $      10.3   $    452.4   $    153.3   $       --    $    616.0
  Receivables, net..........................          9.1        303.7      1,337.4        (72.6)      1,577.6
  Inventory.................................         11.5        154.5      1,572.5           --       1,738.5
  Other current assets......................          1.2        235.7        646.3           --         883.2
                                              -----------  ------------  ----------  ------------  ------------
      Total current assets..................         32.1      1,146.3      3,709.5        (72.6)      4,815.3
Property and equipment, at cost.............         14.1        632.9      4,265.7           --       4,912.7
  Less accumulated depreciation.............          3.7        209.8      1,450.4           --       1,663.9
                                              -----------  ------------  ----------  ------------  ------------
      Net property and equipment............         10.4        423.1      2,815.3           --       3,248.8
Inventory...................................           --        447.1      2,220.5           --       2,667.6
Intangibles, at amortized cost..............        107.9        522.0     10,859.8           --      11,489.7
Investments in consolidated
  subsidiaries..............................      6,407.3     15,366.2           --    (21,773.5)           --
Other assets................................         63.0        154.6      1,497.5       (133.1)      1,582.0
                                              -----------  ------------  ----------  ------------  ------------
                                              $   6,620.7   $ 18,059.3   $ 21,102.6   $(21,979.2)   $ 23,803.4
                                              -----------  ------------  ----------  ------------  ------------
                                              -----------  ------------  ----------  ------------  ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable..........................  $        --   $     64.4   $    391.2   $    (34.9)   $    420.7
  Accrued compensation......................           --         67.1        220.6           --         287.7
  Participants' share, residuals and
    royalties payable.......................           --           --      1,094.3           --       1,094.3
  Income tax payable........................        (16.1)       876.0       (128.2)      (536.2)        195.5
  Current portion of long-term debt.........        194.2         18.4        115.6           --         328.2
  Accrued expenses and other................         92.5        641.7      1,334.9       (108.0)      1,961.1
                                              -----------  ------------  ----------  ------------  ------------
      Total current liabilities.............        270.6      1,667.6      3,028.4       (679.1)      4,287.5
                                              -----------  ------------  ----------  ------------  ------------
Long-term debt..............................      3,177.6      1,037.2      2,209.5           --       6,424.3
Other liabilities...........................    (12,176.0)     2,593.4      7,505.5      3,953.9       1,876.8
Shareholders' equity:
  Preferred Stock...........................           --        104.1         20.4       (124.5)           --
  Common Stock..............................          7.3        230.4      1,907.4     (2,137.8)          7.3
  Additional paid-in capital................     10,593.2      7,334.6      6,540.2    (13,874.8)     10,593.2
  Retained earnings.........................      6,109.1      5,061.5        (35.8)    (9,116.9)      2,017.9
  Accumulated other comprehensive income
    (loss)..................................           --         30.5        (73.0)          --         (42.5)
                                              -----------  ------------  ----------  ------------  ------------
                                                 16,709.6     12,761.1      8,359.2    (25,254.0)     12,575.9
  Less treasury stock, at cost..............      1,361.1           --           --           --       1,361.1
                                              -----------  ------------  ----------  ------------  ------------
      Total shareholders' equity............     15,348.5     12,761.1      8,359.2    (25,254.0)     11,214.8
                                              -----------  ------------  ----------  ------------  ------------
                                              $   6,620.7   $ 18,059.3   $ 21,102.6   $(21,979.2)   $ 23,803.4
                                              -----------  ------------  ----------  ------------  ------------
                                              -----------  ------------  ----------  ------------  ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

11) CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (CONTINUED)

                                                                       DECEMBER 31, 1998
                                                ----------------------------------------------------------------
                                                                             NON-
                                                  VIACOM       VIACOM     GUARANTOR                 VIACOM INC.
                                                   INC.     INTERNATIONAL AFFILIATES  ELIMINATIONS  CONSOLIDATED
                                                ----------  ------------  ----------  ------------  ------------
ASSETS
Current Assets:
  Cash and cash equivalents...................  $    406.4   $    189.5   $    171.4   $       --    $    767.3
  Receivables, net............................         9.5        319.5      1,458.0        (27.9)      1,759.1
  Inventory...................................        11.5        131.9      1,662.1           --       1,805.5
  Other current assets........................         0.9        160.9        570.8           --         732.6
                                                ----------  ------------  ----------  ------------  ------------
      Total current assets....................       428.3        801.8      3,862.3        (27.9)      5,064.5

Property and equipment........................        13.6        602.3      3,921.1           --       4,537.0
  Less accumulated depreciation...............         3.0        188.6      1,265.9           --       1,457.5
                                                ----------  ------------  ----------  ------------  ------------
      Net property and equipment..............        10.6        413.7      2,655.2           --       3,079.5

Inventory.....................................          --        400.1      2,070.7           --       2,470.8
Intangibles, at amortized cost................       109.4        530.9     10,917.0           --      11,557.3
Investments in consolidated subsidiaries......     5,796.0     15,701.9           --    (21,497.9)           --
Other assets..................................        83.4      1,541.4      1,795.3     (1,979.1)      1,441.0
                                                ----------  ------------  ----------  ------------  ------------
                                                $  6,427.7   $ 19,389.8   $ 21,300.5   $(23,504.9)   $ 23,613.1
                                                ----------  ------------  ----------  ------------  ------------
                                                ----------  ------------  ----------  ------------  ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable............................  $       --   $     68.0   $    474.4   $    (43.2)   $    499.2
  Accrued compensation........................          --        144.4        265.9           --         410.3
  Participants' share, residuals and royalties
    payable...................................          --           --      1,227.5           --       1,227.5
  Income taxes payable........................          --      1,257.5       (139.7)      (591.3)        526.5
  Current portion of long-term debt...........       282.4         13.5         81.3           --         377.2
  Accrued expenses and other..................       612.7        663.6      1,351.5        (35.9)      2,591.9
                                                ----------  ------------  ----------  ------------  ------------
      Total current liabilities...............       895.1      2,147.0      3,260.9       (670.4)      5,632.6
                                                ----------  ------------  ----------  ------------  ------------

Long-term debt................................     2,214.6      1,050.4        548.4           --       3,813.4
Other liabilities.............................   (12,834.8)     3,458.2      9,008.6      2,485.5       2,117.5

Shareholders' equity:
  Preferred Stock.............................       600.0        104.1         20.4       (124.5)        600.0
  Common Stock................................         7.3        228.7      1,985.3     (2,214.0)          7.3
  Additional paid-in capital..................    10,519.6      7,545.4      6,676.9    (14,167.2)     10,574.7
  Retained earnings...........................     6,024.1      4,821.9        (98.8)    (8,814.3)      1,932.9
  Accumulated other comprehensive income
    (loss)....................................          --         34.1       (101.2)          --         (67.1)
                                                ----------  ------------  ----------  ------------  ------------
                                                  17,151.0     12,734.2      8,482.6    (25,320.0)     13,047.8
  Less treasury stock, at cost................       998.2           --           --           --         998.2
                                                ----------  ------------  ----------  ------------  ------------
      Total shareholders' equity..............    16,152.8     12,734.2      8,482.6    (25,320.0)     12,049.6
                                                ----------  ------------  ----------  ------------  ------------
                                                $  6,427.7   $ 19,389.8   $ 21,300.5   $(23,504.9)   $ 23,613.1
                                                ----------  ------------  ----------  ------------  ------------
                                                ----------  ------------  ----------  ------------  ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

11) CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (CONTINUED)

                                                                    SIX MONTHS ENDED JUNE 30, 1999
                                                  -------------------------------------------------------------------
                                                                              NON-
                                                   VIACOM       VIACOM      GUARANTOR                    VIACOM INC.
                                                    INC.     INTERNATIONAL AFFILIATES    ELIMINATIONS    CONSOLIDATED
                                                  ---------  ------------  -----------  ---------------  ------------
NET CASH FLOW FROM OPERATING ACTIVITIES.........  $  (379.1)  $   (242.7)   $  (284.1)     $      --      $   (905.9)

INVESTING ACTIVITIES:
  Capital expenditures..........................         --        (50.6)      (269.8)            --          (320.4)
  Acquisitions, net of cash acquired............     (160.9)          --       (116.5)            --          (277.4)
  Investments in and advances to affiliated
    companies...................................         --        (16.2)       (68.2)            --           (84.4)
  Purchases of short-term investments...........         --       (215.3)          --             --          (215.3)
  Proceeds from sales of short-term
    investments.................................         --        222.5           --             --           222.5
                                                  ---------  ------------  -----------     ---------     ------------
NET CASH FLOW FROM INVESTING ACTIVITIES.........     (160.9)       (59.6)      (454.5)            --          (675.0)
                                                  ---------  ------------  -----------     ---------     ------------

FINANCING ACTIVITIES:
  Net borrowings from banks.....................    1,165.4           --      1,611.2             --         2,776.6
  Repurchase of Preferred Stock.................     (612.0)          --           --             --          (612.0)
  Purchase of treasury stock and warrants.......     (402.3)          --           --             --          (402.3)
  Repayment of notes and debentures.............     (321.6)        (1.5)          --             --          (323.1)
  Payment of capital lease obligations..........         --        (14.9)       (29.6)            --           (44.5)
  Increase (decrease) in intercompany
    payables....................................      279.5        581.6       (861.1)            --              --
  Proceeds from exercise of stock options and
    warrants....................................       42.4           --           --             --            42.4
  Other, net....................................       (7.5)          --           --             --            (7.5)
                                                  ---------  ------------  -----------     ---------     ------------
NET CASH FLOW FROM FINANCING ACTIVITIES.........      143.9        565.2        720.5             --         1,429.6
                                                  ---------  ------------  -----------     ---------     ------------
  Net increase (decrease) in cash and cash
    equivalents.................................     (396.1)       262.9        (18.1)            --          (151.3)
  Cash and cash equivalents at beginning of
    period......................................      406.4        189.5        171.4             --           767.3
                                                  ---------  ------------  -----------     ---------     ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD......  $    10.3   $    452.4    $   153.3      $      --      $    616.0
                                                  ---------  ------------  -----------     ---------     ------------
                                                  ---------  ------------  -----------     ---------     ------------

                          VIACOM INC. AND SUBSIDIARIES

            (TABULAR DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

11) CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (CONTINUED)

                                                                   SIX MONTHS ENDED JUNE 30, 1998
                                                 -------------------------------------------------------------------
                                                                             NON-
                                                  VIACOM       VIACOM      GUARANTOR                    VIACOM INC.
                                                   INC.     INTERNATIONAL AFFILIATES    ELIMINATIONS    CONSOLIDATED
                                                 ---------  ------------  -----------  ---------------  ------------
NET CASH FLOW FROM OPERATING ACTIVITIES........  $  (183.5)  $   (860.5)   $   976.6      $      --      $    (67.4)
                                                 ---------  ------------  -----------     ---------     ------------

INVESTING ACTIVITIES:
  Capital expenditures.........................         --        (55.4)      (208.6)            --          (264.0)
  Acquisitions, net of cash acquired...........      (11.1)          --        (61.7)            --           (72.8)
  Investments in and advances to affiliated
    companies..................................         --         (0.1)       (50.9)            --           (51.0)
  Purchases of short-term investments..........         --        (48.8)          --             --           (48.8)
  Proceeds from sales of short-term
    investments................................         --         53.4           --             --            53.4
  Other, net...................................         --         13.3         (9.3)            --             4.0
                                                 ---------  ------------  -----------     ---------     ------------
NET CASH FLOW FROM INVESTING ACTIVITIES........      (11.1)       (37.6)      (330.5)            --          (379.2)
                                                 ---------  ------------  -----------     ---------     ------------
FINANCING ACTIVITIES:
  Borrowings from banks, net...................    1,041.3       (109.0)       (48.4)            --           883.9
  Repayment of notes and debentures............     (150.0)      (250.0)          --             --          (400.0)
  Payment of capital lease obligations.........         --        (12.4)       (23.2)            --           (35.6)
  Increase (decrease) in intercompany
    payables...................................     (675.3)     1,303.7       (628.4)            --              --
  Proceeds from exercise of stock options and
    warrants...................................       71.7           --           --             --            71.7
  Payment of Preferred Stock dividends.........      (30.0)          --           --             --           (30.0)
  Other, net...................................         --           --          0.2             --             0.2
                                                 ---------  ------------  -----------     ---------     ------------
NET CASH FLOW FROM FINANCING ACTIVITIES........      257.7        932.3       (699.8)            --           490.2
                                                 ---------  ------------  -----------     ---------     ------------
  Net increase (decrease) in cash and cash
    equivalents................................       63.1         34.2        (53.7)            --            43.6
  Cash and cash equivalents at beginning of
    period.....................................        0.1         91.5        200.7             --           292.3
                                                 ---------  ------------  -----------     ---------     ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD.....  $    63.2   $    125.7    $   147.0      $      --      $    335.9
                                                 ---------  ------------  -----------     ---------     ------------
                                                 ---------  ------------  -----------     ---------     ------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                           CBS CORPORATION
                                                               (Registrant)



                                                  BY:  /S/ ROBERT G. FREEDLINE
                                                  ----------------------------
                                                         ROBERT G. FREEDLINE
                                                  VICE PRESIDENT AND CONTROLLER


Date:  October 8, 1999




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